                         Supplement dated March 1, 1997
                      to Prospectus dated March 1, 1997 of
              Flag Investors Total Return U.S. Treasury Fund Shares
                              (Class A and Class B)
               (Classes of Total Return U.S. Treasury Fund, Inc.)



The prospectus dated March 1, 1997 of Flag Investors Total Return U.S. Treasury Fund Shares (Class A and Class B) (Classes of Total Return U.S. Treasury Fund, Inc.) (the "Fund") is hereby amended and supplemented by the following:

The section entitled "Management of the Fund" is amended as follows:

A special meeting of shareholders, for the purpose of electing directors, has been scheduled for March 7, 1997. Until such time, the Fund's directors are as follows:

Edward S. Hyman
Richard T. Hale
James J. Cunnane
John F. Kroeger
Louis E. Levy
Eugene J. McDonald

Two directors and all of the officers of the Fund are officers or employees of the Distributor, the Advisor or the Fund's administrator. The other directors have no affiliation with the Distributor, the Advisor or the Fund's administrator.

                                     LOGO

                                 FLAG INVESTORS

                    TOTAL RETURN U.S. TREASURY FUND SHARES

                            (Class A and Class B)
              (Classes of Total Return U.S. Treasury Fund, Inc.)

                  Prospectus & Application -- March 1, 1997
===============================================================================

Total Return U.S. Treasury Fund, Inc. (the "Fund") is designed to provide:

1) A high level of total return with relative stability of principal.

2) High current income, consistent with investment in securities issued by the United States Treasury ("U.S. Treasury Securities").

The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities.

Shares of the Flag Investors classes of the Fund are available through Alex. Brown & Sons Incorporated (the "Distributor"), as well as Participating Dealers and Shareholder Servicing Agents. This Prospectus relates to Flag Investors Class A Shares ("Class A Shares") and Flag Investors Class B Shares ("Class B Shares") of the Fund. The separate classes provide investors with alternatives as to sales load and Fund expenses. (See "How to Invest in the Fund.")

This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated March 1, 1997 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or the Distributor.

TABLE OF CONTENTS

Fee Table  ............................................................     1
Financial Highlights  .................................................     2
Investment Program  ...................................................     4
Investment Restrictions  ..............................................     5
How to Invest in the Fund .............................................     5
How to Redeem Shares  .................................................     9
Telephone Transactions  ...............................................     9
Dividends and Taxes  ..................................................    10
Management of the Fund  ...............................................    11
Investment Advisor  ...................................................    11
Administrator  ........................................................    12
Distributor  ..........................................................    12
Custodian, Transfer Agent and
  Accounting Services .................................................    13
Performance Information  ..............................................    13
General Information  ..................................................    14
Application  ..........................................................   A-1

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203
===============================================================================

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
           PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      [This Page Intentionally Left Blank]

FEE TABLE
-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES:

                                                                                     Class A Shares      Class B Shares
                                                                                      Initial Sales         Deferred
                                                                                         Charge           Sales Charge
                                                                                       Alternative         Alternative
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) ..         4.50%*               None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price) ..........................................          None                None
Maximum Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, whichever is lower) ............................         0.50%*              2.00%**
Annual Fund Operating Expenses:
 (as a percentage of average daily net assets)
Management Fees  ...............................................................          .27%                .27%
12b-1 Fees  ....................................................................          .25%                .35%
Other Expenses (including a .25% shareholder
   servicing fee for Class B Shares) ...........................................          .29%                .54%***
Total Fund Operating Expenses  .................................................          .81%               1.16%
                                                                                       =======             =======

------
  *Purchases of $1 million or more of Class A Shares by persons not otherwise eligible for sales load waivers are not subject to an initial sales charge, however, a contingent deferred sales charge of .50% may be imposed upon redemption. (See "How to Invest in the Fund -- Class A Shares.")
 **A declining contingent deferred sales charge will be imposed on redemptions of Class B Shares made within five years of purchase. Class B Shares will automatically convert to Class A Shares five years after purchase. (See "How to Invest in the Fund -- Class B Shares.")
***A portion of the shareholder servicing fee is allocated to member firms of the National Association of Securities Dealers, Inc. and qualified banks for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on investments.

EXAMPLE:

You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual
return and (2) redemption at the end of each
time period:                                      1 year     3 years     5 years     10 years
---------------------------------------------------------------------------------------------
__Class A Shares  .............................     $53        $70         $88         $141
__Class B Shares  .............................     $32        $47         $74*        $118*

You would pay the following expenses on the
same investment, assuming no redemption:*         1 year     3 years     5 years     10 years
 --------------------------------------------------------------------------------------------
 Class B Shares  .............................      $12        $37         $64*        $118*

* Expenses assume that Class B Shares are converted to Class A Shares at the end of five years. Therefore, the expense figures assume five years of Class B expenses and five years of Class A expenses.

The Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Management Fees paid by the Fund are based in part on the net assets of the Fund and in part on gross income, which fees are reflected as a percentage of average daily net assets. A person who purchases shares of either class through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in the Fund," "Investment Advisor," "Administrator" and "Distributor.") The Expenses and Example for the Class A Shares appearing in the table above are based on the Class A Shares' expenses (.81%) for the fiscal year ended October 31, 1996 and are based on average daily net assets of approximately $153 million and a gross income level of 6.5%. The Expenses and Example for the Class B Shares, which have been offered only since June 20, 1996, are based on those for the Class A Shares plus the incremental 12b-1 and service fee costs. The rules of the SEC require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. (See "How to Invest in the Fund -- Class A Shares.") Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The foregoing table has not been audited by Deloitte & Touche LLP, the Fund's independent auditors.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

   The Fund was organized as a corporation under the laws of the State of Maryland on June 3, 1988 and commenced operations on August 10, 1988. The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended October 31, 1996 and the independent auditors' report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1996, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-----------------------------------------------------------------------------


                                                    ----------




                                                       1996
                                                       ----
Per Share Operating Performance:
   Net asset value at beginning of period .......    $  10.19
                                                    ---------
Income from Investment Operations:
   Net investment income ........................        0.56
   Net realized and unrealized gain/(loss) on
     investments  ...............................       (0.23)
                                                    ---------
   Total from Investment Operations .............        0.33
                                                    ---------
Less Distributions:
   Dividends from net investment income and
     short-term gains  ..........................       (0.65)
   Distributions in excess of net investment
     income  ....................................       (0.04)
   Distributions from net realized long-term
     gains  .....................................          --
                                                    ---------
   Total distributions ..........................       (0.69)
                                                    ---------
   Net asset value at end of period  ..............  $   9.83
                                                    =========
Total Return(1)  ................................        3.44%
Ratios to Average Daily Net Assets:
   Expenses .....................................        0.81%
   Net investment income ........................        5.69%
Supplemental Data:
   Net assets at end of period (000):
     Flag Investors Class A Shares  .............    $143,791
     ISI Class Shares  ..........................    $193,486
     Flag Investors Class B Shares  .............    $    123
   Portfolio turnover rate ......................         199%

  ------
  *   Commencement of operations.
  (1) Total return excludes the effect of sales charge.
  (2) Distributions to shareholders include $0.05 per share return of capital.
  (3) Annualized.

------------------------------------------------------------------------------


                                                  Class A                                                         Class B
-----------------------------------------------------------------------------------------------------------    --------------
                                                                                               August 10,      For the period
                                                                                                 1988*         June 20, 1996*
                              For the Year Ended October 31,                                    through           through
------------------------------------------------------------------------------------------     October 31,      October 31,
     1995         1994         1993         1992         1991          1990         1989           1988             1996
     ----         ----         ----         ----         ----          ----         ----           ----             ----
    $  9.22     $ 11.35      $  10.47      $  10.41     $   9.76     $  10.55     $  10.24       $  10.00         $  10.00
 ----------  ----------     ---------    ----------   ----------   ----------   ----------    -----------        ---------

       0.57        0.51          0.62          0.76         0.70         0.73         0.71           0.10             0.22

       1.04       (1.16)         1.12          0.05         0.79        (0.60)        0.44           0.21            (0.15)
 ----------  ----------     ---------    ----------   ----------   ----------   ----------    -----------        ---------
       1.61       (0.65)         1.74          0.81         1.49         0.13         1.15           0.31             0.07
 ----------  ----------     ---------    ----------   ----------   ----------   ----------    -----------        ---------
      (0.64)      (1.20)        (0.79)        (0.70)       (0.84)       (0.92)       (0.84)         (0.07)           (0.22)
         --          --            --            --           --           --           --             --               --
         --       (0.28)        (0.07)        (0.05)          --           --           --             --               --
 ----------  ----------     ---------    ----------   ----------   ----------   ----------    -----------        ---------
      (0.64)      (1.48)(2)     (0.86)        (0.75)       (0.84)       (0.92)       (0.84)         (0.07)           (0.22)
 ----------  ----------     ---------    ----------   ----------   ----------   ----------    -----------        ---------
     $10.19    $   9.22      $  11.35      $  10.47     $  10.41     $   9.76     $  10.55       $  10.24         $   9.85
 ==========  ==========     =========    ==========   ==========   ==========   ==========    ===========        =========
      18.09%      (6.22)%       17.33%         8.96%       15.89%        1.43%       11.87%          3.10%            6.37%

       0.80%       0.77%         0.77%         0.77%        0.87%        0.89%        0.97%          1.12%(3)         1.40%(3)
       5.94%       4.98%         5.21%         5.65%        6.88%        7.40%        7.51%          5.80%(3)         5.45%(3)

   $164,206    $175,149      $224,790      $250,210     $237,688     $198,556     $135,523        $55,757         $143,791
   $206,615    $200,309      $232,103      $207,518     $168,128     $131,872     $ 89,943        $22,597          193,486
         --          --            --            --           --           --           --             --         $    123
        194%         68%          249%          191%         141%          79%         184%            72%             199%(3)

INVESTMENT PROGRAM

-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, POLICIES
AND RISK CONSIDERATIONS


   The Fund's investment objective is to seek a high level of total return, with relative stability of principal, and, secondarily, to seek a high level of current income consistent with an investment in U.S. Treasury Securities. The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. U.S. Treasury Securities are direct obligations of the United States Government and are supported by the full faith and credit of the United States. The Fund's investment objective may be changed only by the affirmative vote of a majority of the outstanding shares of all classes of the Fund. There can be no assurance that the Fund's investment objective will be met.


SELECTION OF INVESTMENTS


   The Fund's investment advisor (the "Advisor" -- see "Investment Advisor") buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. The Advisor will be free to take full advantage of the entire range of maturities offered by U.S. Treasury Securities and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by its chairman, Edward S. Hyman. There can be no assurance that such economic analysis will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analysis will be effective.

RISK CONSIDERATIONS

   U.S. Treasury Securities are considered among the safest of fixed-income investments. Because of this added safety, the yields available from these securities are generally lower than the yields available from corporate debt securities. As with other debt securities, the value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities and for STRIPS (securities that don't pay interest currently but which are purchased at a discount and are payable in full at maturity). Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund's shares. Conversely, during periods of rising interest rates, the value of the Fund's shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer.

REPURCHASE AGREEMENTS

   The Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

PURCHASE OF WHEN-ISSUED SECURITIES

   From time to time, in the ordinary course of business, the Fund may make purchases of U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. A segregated account of the Fund, consisting of cash or liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The value of securities so purchased or sold is subject to market fluctuation and no interest accrues to the purchaser during this period. The Fund will ordinarily invest no more than 40% of its net assets at any time in U.S. Treasury Securities purchased on a when-issued basis.

INVESTMENT RESTRICTIONS

-------------------------------------------------------------------------------

   The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations.


1) As a matter of fundamental policy, the Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of its total assets are outstanding, the Fund will not purchase securities for investment. This restriction may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.


2) Additionally, the Fund will not invest more than 10% of the value of its net assets in repurchase agreements with remaining maturities in excess of seven days and other illiquid securities. This restriction may be changed by a majority vote of the Board of Directors.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

HOW TO INVEST IN THE FUND
-------------------------------------------------------------------------------

   Class A Shares and Class B Shares may be purchased from the Distributor, through any securities dealer which has entered into a dealer agreement with the Distributor ("Participating Dealers") or through any financial institution which has entered into a shareholder servicing agreement with the Fund ("Shareholder Servicing Agents"). Shares of either class may also be purchased by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, to the address shown on the Application Form. Participating Dealers or Shareholder Servicing Agents and their investment representatives may receive different levels of compensation depending on which class of shares they sell.

   The Class A and Class B alternatives permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the combination of sales charge and distribution fee on Class A Shares is more favorable than the combination of distribution/service fees and contingent deferred sales charge on Class B Shares. In almost all cases, investors planning to purchase $250,000 or more of Fund shares will pay lower aggregate charges and expenses by purchasing Class A Shares. (See "Fee Table.")

   The minimum initial investment in shares of either class is $2,000, except that the minimum initial investment for shareholders of any other Flag Investors fund or class is $500 and the minimum initial investment for participants in the Fund's Automatic Investing Plan is $250. Each subsequent investment must be at least $100 per class, except that the minimum subsequent investment under the Fund's Automatic Investing Plan is $250 for quarterly investments and $100 for monthly investments. (See "Purchases Through Automatic Investing Plan" below.) There is no minimum investment requirement for qualified retirement plans (i.e., 401(k) plans or pension and profit sharing plans). IRA accounts are, however, subject to the $2,000 minimum initial investment requirement. There is no minimum investment requirement for spousal IRA accounts.

   The Fund reserves the right to suspend the sale of shares at any time at the discretion of the Distributor and the Advisor. Orders for purchases of shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order plus any applicable front-end sales charge (the "Offering Price") on the date such net asset value is determined (the "Purchase Date"). Purchases made by mail must be accompanied by payment of the Offering Price. Purchases made through the Distributor or a Participating Dealer or Shareholder Servicing Agent must be in accordance with such entity's payment procedures. The Distributor may, in its sole discretion, refuse to accept any purchase order.

   The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. Securities are valued on the basis of their last sale price (or in the absence of recorded sales, at the average of readily available closing bid and asked prices). Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Advisor under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Directors. Because of differences between the classes of shares in distribution/service fees, the net asset value per share of the classes differs at times.


OFFERING PRICE


   Shares may be purchased from the Distributor, Participating Dealers or Shareholder Servicing Agents at the Offering Price, which for Class A Shares includes a sales charge which is calculated as a percentage of the Offering Price and for Class B Shares is net asset value.


CLASS A SHARES


   The sales charge on Class A Shares, which decreases as the amount of the purchase increases, is shown below:



                                      Sales Charge
                                    as Percentage of                 Dealer
                             ------------------------------         Retention
                                Offering       Net Amount       as Percentage of
Amount of Purchase               Price          Invested         Offering Price
-------------------------------------------------------------------------------
Less than    $ 50,000 .....      4.50%           4.71%                4.00%
$   50,000 - $ 99,999 .....      3.50%           3.63%                3.00%
$  100,000 - $249,999 .....      2.50%           2.56%                2.00%
$  250,000 - $499,999 .....      2.00%           2.04%                1.50%
$  500,000 - $999,999 .....      1.50%           1.52%                1.25%
$1,000,000 and over  ......      None*           None*                None*
-------------------------------------------------------------------------------



* Purchases of $1 million or more may be subject to a contingent deferred sales charge. (See below.) The Distributor may make payments to dealers in the amount of .50% of the Offering Price.

   A shareholder who purchases additional Class A Shares may obtain reduced sales charges, as set forth in the table above, through a right of accumulation. In addition, an investor may obtain reduced sales charges as set forth above through a right of accumulation of purchases of Class A Shares and purchases of shares of other Flag Investors funds with the same sales charge, and purchases of Class A shares of Flag Investors Short-Intermediate Income Fund, Inc. (formerly Flag Investors Intermediate-Term Income Fund, Inc.) and Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Intermediate Funds"). The applicable sales charge will be determined based on the total of (a) the shareholder's current purchase plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of all Class A Shares and of all Flag Investors shares described above and any Flag Investors Class D shares held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide the Distributor, either directly or through a Participating Dealer or Shareholder Servicing Agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

   The term "purchase" refers to an individual purchase by a single purchaser, or to concurrent purchases, which will be aggregated, by a purchaser, the purchaser's spouse and their children under the age of 21 years purchasing Class A Shares for their own account.

   An investor may also obtain the reduced sales charges shown above by executing a written Letter of Intent which states the investor's intention to invest at least $50,000 within a 13-month period in Class A Shares. Each purchase of Class A Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not invested. Such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed shares will be released. An investor who wishes to enter into a Letter of Intent in conjunction with an investment in Class A Shares may do so by completing the appropriate section of the Application Form attached to this Prospectus.

   No sales charge will be payable at the time of purchase on investments of $1 million or more of Class A Shares. However, a contingent deferred sales charge may be imposed on such investments in the event of a redemption within 24 months following the purchase, at the rate of .50% on the lesser of the value of the Class A Shares redeemed or the total cost of such shares. No contingent deferred sales charge will be imposed on purchases of $3 million or more of Class A Shares redeemed within 24 months of purchase if the Participating Dealer and the Distributor have entered into an agreement under which the Participating Dealer agrees to return any payments received on the sale of such shares. In determining whether a contingent deferred sales charge is payable, and, if so, the amount of the charge, it is assumed that Class A Shares not subject to such charge are the first redeemed followed by other Class A Shares held for the longest period of time.

   The Fund may sell Class A Shares at net asset value (without sales charge) to the following: (i) banks, bank trust departments, registered investment advisory companies, financial planners and broker-dealers purchasing shares on behalf of their fiduciary and advisory clients, provided such clients have paid an account management fee for these services (investors may be charged a fee if they effect transactions in Fund shares through a broker or agent);
(ii) qualified retirement plans; (iii) participants in a Flag Investors fund payroll savings plan program; (iv) investors who have redeemed Class A Shares, or shares of any other mutual fund in the Flag Investors family of funds with the same sales charges, or who have redeemed Class A shares of the Intermediate Funds which they had held for at least 24 months prior to redemption, in an amount that is not more than the total redemption proceeds, provided that the purchase is within 90 days after the redemption; and (v) current or retired Directors of the Fund, and directors and employees (and their immediate families) of the Distributor, the Advisor and Participating Dealers and their respective affiliates.

   Class A Shares may also be purchased through a Systematic Purchase Plan. An investor who wishes to take advantage of such a plan should contact the Distributor or a Participating Dealer or Shareholder Servicing Agent.

CLASS B SHARES

   No sales charge will be payable at the time of purchase of Class B Shares. However, a contingent deferred sales charge will be imposed on certain Class B Shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B Shares redeemed or the total cost of such shares. In addition, no charge is assessed on redemptions of Class B Shares derived from reinvestment of dividends or capital gains distributions.


   In determining whether the contingent deferred sales charge is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B Shares in the shareholder's account that represent invested dividends and distributions and second of Class B Shares held the longest during the five year period. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the redemption of such shares (the "holding period"). For purposes of determining this holding period, all payments during a month are aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the contingent deferred sales charge.

                                         Contingent Deferred Sales Charge
Year Since Purchase                    (as a percentage of the dollar amount
Payment was Made                                subject to charge)
-------------------------------------------------------------------------------
First  ..............................................  2.0%
Second  .............................................  2.0%
Third  ..............................................  1.0%
Fourth  .............................................  1.0%
Fifth  ..............................................  1.0%
Thereafter  ........................................  None*
-------------------------------------------------------------------------------


*As described more fully below, Class B Shares automatically convert to Class
 A Shares five years after the beginning of the calendar month in which the purchase order is accepted.

   Waiver of Contingent Deferred Sales Charge. The contingent deferred sales charge will be waived on the redemption of Class B Shares (i) following the death or initial determination of disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder; or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2 . The waiver with respect to (i) above is only applicable in cases where the shareholder account is registered (a) in the name of an individual person, (b) as a joint tenancy with rights of survivorship, (c) as community property or (d) in the name of a minor child under the Uniform Gifts or Uniform Transfers to Minors Act. A shareholder, or his or her representative, must notify the Fund's transfer agent (the "Transfer Agent") prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. For information on the imposition and waiver of the contingent deferred sales charge, contact the Transfer Agent.

   Automatic Conversion to Class A Shares. Five years after the beginning of the calendar month in which the purchase order for Class B Shares is accepted, such Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The conversion is not a taxable event to the shareholder.

   For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in the shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.

   Class B Shares may also be purchased through a Systematic Purchase Plan. An investor who wishes to take advantage of such a plan should contact the Distributor or a Participating Dealer or Shareholder Servicing Agent.

PURCHASES BY EXCHANGE

   As permitted pursuant to any rule, regulation or order promulgated by the SEC, shareholders of other Flag Investors funds with the same sales load structure may exchange their Class A shares of those funds for an equal dollar amount of Class A Shares. Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge. In addition, shareholders of Class A shares of the Intermediate Funds may exchange into Class A Shares upon payment of the difference in sales charges, as applicable, except that the exchange will be made at net asset value if the shares of such funds have been held for more than 24 months. Shareholders of Flag Investors Cash Reserve Prime Class A Shares may exchange into Class A Shares upon payment of the difference in sales charges, as applicable, or into Class B Shares at net asset value, subject thereafter to any applicable contingent deferred sales charge.

   When a shareholder acquires Fund shares through an exchange from another fund in the Flag Investors family of funds, the Fund will combine the period for which the original shares were held prior to the exchange with the holding period of the shares acquired in the exchange for purposes of determining what, if any, contingent deferred sales charge is applicable upon a redemption of any such shares.

   The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern
Time) or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   Shareholders of any mutual fund not affiliated with the Fund who have paid a sales charge, may exchange shares of such fund for an equal dollar amount of Class A Shares by submitting to the Distributor or a Participating Dealer the proceeds of the redemption of such shares, together with evidence of the payment of a sales charge and the source of such proceeds. Class A Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge.

   The exchange privilege with respect to other Flag Investors funds may also be exercised by telephone. (See "Telephone Transactions" below.)

   The Fund may modify or terminate this offer of exchange at any time upon 60 days' prior written notice to shareholders.

PURCHASES THROUGH AUTOMATIC INVESTING PLAN

   Shareholders may purchase either Class A Shares or Class B Shares regularly by means of an Automatic Investing Plan with a pre-authorized check drawn on their checking accounts. Under this plan, the shareholder may elect to have a specified amount invested monthly or quarterly in either Class A Shares or Class B Shares. The amount specified will be withdrawn from the shareholder's checking account using the pre-authorized check and will be invested in the class of shares selected by the shareholder at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investing Plan or who wishes to obtain additional purchase information may do so by completing the appropriate section of the Application Form attached to this Prospectus.

PURCHASES THROUGH DIVIDEND REINVESTMENT

   Shareholders may elect to have their distributions (capital gains and/or dividend income) paid by check or reinvested in additional Fund shares of the same class. Unless the shareholder elects otherwise, all income dividends and capital gains distributions will be reinvested in additional Fund shares of the same class at net asset value, without a sales charge. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent and Accounting Services"), either directly or through their Participating Dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

   Alternately, shareholders may have their distributions invested in shares of other funds in the Flag Investors family of funds. Shareholders who are interested in this option should call the Transfer Agent for additional information.

HOW TO REDEEM SHARES
-------------------------------------------------------------------------------

   Shareholders may redeem all or part of their investment on any Business Day by transmitting a redemption order through the Distributor, a Participating Dealer, a Shareholder Servicing Agent or by regular or express mail to the Transfer Agent. Shareholders may also redeem shares of either class by telephone (in amounts up to $50,000). (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share (reduced by any applicable contingent deferred sales charge) next determined after receipt of the order (or, if stock certificates have been issued for the shares to be redeemed, after the tender of the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed shares will be made by check and will be mailed within seven days after receipt of a duly authorized telephone redemption request or of a redemption order fully completed and, as applicable, accompanied by the documents described below:

1) A letter of instructions, specifying the shareholder's account number with a Participating Dealer, if applicable, and the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which their account is maintained;


2) For redemptions in excess of $50,000, a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;


3) If shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for shares to be redeemed; and


4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

   Dividends payable up to the date of the redemption of shares will be paid on the next dividend payable date. If all of the shares in a shareholder's account have been redeemed on a dividend payable date, the dividend will be remitted by check to the shareholder.

   The Fund has the power under its Articles of Incorporation to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' notice.

SYSTEMATIC WITHDRAWAL PLAN

   Shareholders who hold Class A Shares or Class B Shares having a value of $10,000 or more may arrange to have a portion of their shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and to the extent necessary, from share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, a shareholder's account may eventually be exhausted. Because Share purchases include a sales charge that will not be recovered at the time of redemption, a shareholder should not have a withdrawal plan in effect at the same time he is making recurring purchases of Shares. In addition, Class B Shares may be subject to a contingent deferred sales charge upon redemption. (See "How to Invest in the Fund -- Class B Shares.") A shareholder who wishes to participate in the Systematic Withdrawal Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.

TELEPHONE TRANSACTIONS


   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem shares of either class in amounts up to $50,000, by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent and Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value (less any applicable contingent deferred sales charge on redemptions) as determined on the next Business Day.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each trans-action requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by regular or express mail. Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")


DIVIDENDS AND TAXES
-------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of dividends that are declared daily and paid monthly. The Fund may distribute to shareholders any net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.


TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS


   The following is only a general summary of certain federal tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.

   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will generally pay federal income or capital gains taxes on the amounts so distributed. Reinvested distributions will be taxed as if they had been distributed on the reinvestment date.

   Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are treated by the shareholder as long-term capital gains regardless of the length of time the shareholder has held the shares. All other income distributions are taxed to the shareholders as ordinary income. Fund distributions generally will not be eligible for the corporate dividends received deduction. Shareholders will be advised annually as to the federal income tax status of distributions made during the year.

   Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.

   The sale, exchange or redemption of Fund shares is a taxable event for the shareholder.

   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

   Shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Shareholders are urged to consult with their tax advisors regarding whether, and under what conditions such exemption is available.

MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------

   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributors, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to its Distributors, to the Advisor and to the Fund's administrator. Four directors and all of the officers of the Fund are officers or employees of the Distributor, the Advisor, or the Fund's administrator. The other directors of the Fund have no affiliation with the Distributor, the Advisor, or the Fund's administrator.


   The Fund's Directors and officers are as follows:


Edward S. Hyman       Chairman           R. Alan Medaugh        President
Richard T. Hale       Vice Chairman      Edward J. Veilleux     Vice President
Charles W. Cole, Jr.  Director           Gary V. Fearnow        Vice President
Truman T. Semans      Director           Nancy Lazar            Vice President
James J. Cunnane      Director           Scott J. Liotta        Vice President
John F. Kroeger       Director           Carrie L. Butler       Vice President
Louis E. Levy         Director           Joseph A. Finelli      Treasurer
Eugene J. McDonald    Director           Edward J. Stoken       Secretary
Rebecca W. Rimel      Director           Laurie D. Collidge     Assistant
Carl W. Vogt          Director                                    Secretary

INVESTMENT ADVISOR
-------------------------------------------------------------------------------

   International Strategy and Investment Inc. ("ISI" or the "Advisor"), a registered investment advisor, serves as investment advisor to the Fund pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Investment Advisory Agreement"). ISI employs Messrs. Edward S. Hyman and R. Alan Medaugh. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed to be controlling persons of ISI. As of December 31, 1996, the Advisor had approximately $1 billion under management. The Advisor also acts as investment advisor to Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., open-end management investment companies with approximately $182 million in aggregate net assets as of December 31, 1996.

   Pursuant to the terms of the Investment Advisory Agreement, as compensation for its services for the fiscal year ended October 31, 1996, the Advisor received an annual fee equal to .27% of the Fund's average daily net assets. The Advisor's fee is based in part upon a varying percentage of the Fund's average daily net assets and in part upon a percentage (1.5%) of the Fund's gross income.

   The address of the Advisor is 717 Fifth Avenue, New York, New York 10022.

PORTFOLIO MANAGERS

   Edward S. Hyman, Chairman of the Fund and ISI, and R. Alan Medaugh, President of the Fund and ISI, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman is responsible for developing the economic analysis upon which the Fund's selection of investments is based. (See "Investment Program.") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports which follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last seventeen years.

   Mr. Medaugh is responsible for day-to-day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior thereto Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led their Fixed-Income Department which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

ADMINISTRATOR
-------------------------------------------------------------------------------

   Investment Company Capital Corp. ("ICC"), One South Street, Baltimore, Maryland 21202, an indirect subsidiary of Alex. Brown Incorporated, provides administration services to the Fund. ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Fund's shares are distributed and oversight of the relationship between the Fund and its other service providers. As compensation for these services for the fiscal year ended October 31, 1996, ICC received a fee equal to .12% of the Fund's average daily net assets. ICC's fee is based in part upon a varying percentage of the Fund's average daily net assets and in part upon a percentage (.50%) of the Fund's gross income.

   ICC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

DISTRIBUTOR
-------------------------------------------------------------------------------

   Alex. Brown & Sons Incorporated ("Alex. Brown" or the "Distributor"), acts as distributor of the Class A Shares and the Class B Shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan.

   The Fund has adopted two separate Distribution Agreements and related Plans of Distribution, one with respect to the Class A Shares and one with respect to the Class B Shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review this Prospectus in conjunction with any such institution's fee schedule. Amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Plans with respect to shares held by or on behalf of customers of such entities.

   As compensation for providing distribution services for the Class A Shares for the fiscal year ended October 31, 1996, Alex. Brown received a fee equal to .25% of the Class A Shares' average daily net assets.

   As compensation for providing distribution and shareholder servicing for the Class B Shares for the period from June 20, 1996 (commencement of operations) through October 31, 1996, Alex. Brown received a distribution fee equal to .35% (annualized) of the Class B Shares' average daily net assets and a shareholder servicing fee equal to .25% (annualized) of the Class B Shares' average daily net assets. The distribution fee is used to compensate Alex. Brown for its services and expenses in distributing the Class B Shares. The shareholder servicing fee is used to compensate Alex. Brown, Participating Dealers and Shareholder Servicing Agents for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

   Payments under the Plans are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Class A Shares is less than .25% of the average daily net assets invested in Class A Shares or in connection with the sale of the Class B Shares is less than .35% of the average daily net assets invested in Class B Shares for any period, the unexpended portion of the distribution fee may be retained by Alex. Brown. Alex. Brown will from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Participating Dealers.

   The address of Alex. Brown is One South Street, Baltimore, Maryland 21202.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
-------------------------------------------------------------------------------

   Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080) is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended October 31, 1996, ICC received a fee equal to .03% of the Fund's average daily net assets. (See the Statement of Additional Information.)

   PNC Bank, National Association, a national banking association with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets.


PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

   From time to time, the Fund may quote total return and yield data in advertisements or in reports to shareholders. Both total return and yield data will be computed according to the standardized calculations required by the SEC to provide consistency and comparability in investment company advertising.

   The yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30 day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

   Advertisements or reports citing performance data will show the average annual total return, net of the Fund's maximum sales charge imposed on Class A Shares or including the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specific period covered by the total return figure, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of all sales loads and other fees, according to the required standardized calculation. The Fund's total return for a given period is based upon changes in the Fund's net asset value and the Fund's yield for the period. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Government Corporate Bond Index (or any of its sub-indices), the Consumer Price Index, Ryan U.S. Treasury Index, the return on 90 day U.S. Treasury bills, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Yield quotations and performance comparisons may be useful as a basis for comparing the Fund with other investment alternatives. However, shareholders should realize that the Fund's current yield will fluctuate from time to time and is not necessarily representative of the Fund's future performance. Yield and performance data should also be considered in light of the risks associated with the Fund's investment objective and policies. Any fees charged by banks with respect to customer accounts through which shares may be purchased, although not included in calculations of performance, will reduce performance results.

   The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended October 31, 1995 and October 31, 1996, the Fund's portfolio turnover rate was 194% and 199%, respectively. In late 1994 the Advisor decided, in light of then current market conditions, that the maturity of the Fund's portfolio should be lengthened to take advantage of an ISI forecasted declining interest rate trend. Early in the 1996 fiscal year, the Advisor moved the Fund into older high coupon issues that had become relatively cheap as a result of the bond market rally. The Fund's portfolio turnover rate for the fiscal years ended October 31, 1995 and October 31, 1996 increased as a result of these changes in investment strategy. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders. (See "Dividends and Taxes.")

GENERAL INFORMATION
-------------------------------------------------------------------------------

CAPITAL SHARES

   The Fund is an open-end diversified management investment company organized under the laws of the State of Maryland on June 3, 1988, and is authorized to issue 100 million shares of capital stock with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares of capital stock voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its portion of the Fund's assets after all debts and expenses have been paid. The fiscal year end of the Fund is October 31.

   The Board of Directors of the Fund is authorized to establish additional "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Total Return U.S. Treasury Fund Class A Shares" and "Flag Investors Total Return U.S. Treasury Fund Class B Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have another class of shares in addition to the shares offered hereby, "ISI Total Return U.S. Treasury Fund Shares." Shares of that class are sold through broker-dealers and have similar 12b-1 fees and front-end sales charges as the Class A Shares. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Class A or Class B Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different sales load structures, distribution/service fees or other expenses and, accordingly, the net asset value per share of classes may differ at times.

ANNUAL MEETINGS

   The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders will be held under certain circumstances. Shareholders of the Fund reserve the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

REPORTS

   The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.

FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their shares should contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or a Participating Dealer or Shareholder Servicing Agent, as appropriate.

              FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
                           NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------

Make check payable to "Flag Investors Total Return U.S. Treasury Fund Shares" and mail with this Application to:
 Alex. Brown & Sons Incorporated/Flag Investors Funds
 P.O. Box 419663
 Kansas City, MO 64141-6663
 Attn: Flag Investors Total Return U.S. Treasury Fund Shares

For assistance in completing this Application please call: 1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

To open an IRA account, please call 1-800-767-3524 for an IRA information kit.

I wish to purchase the following class of shares of the Fund, in the amount indicated below. (Please check the applicable box and indicate the amount of purchase.)

  [ ] Class A Shares (4.5% maximum initial sales charge) in the amount of $___________

  [ ] Class B Shares (2.0% maximum contingent deferred sales charge) in the amount of $__________

The minimum initial purchase for each class of shares is $2,000, except that the minimum initial purchase for shareholders of any other Flag Investors Fund or class is $500 and the minimum initial purchase for participants in the Fund's Automatic Investing Plan is $250. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.

------------------------------------------------------------------------------
                   YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

Existing Account No., if any: ________________________________________________

INDIVIDUAL OR JOINT TENANT

______________________________________________________________________________
First Name                    Initial                          Last Name

______________________________________________________________________________
Social Security Number

______________________________________________________________________________
Joint Tenant                  Initial                         Last Name

CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.

______________________________________________________________________________
Name of Corporation, Trust or Partnership

______________________________________________________________________________
Tax ID Number                           Date of Trust

______________________________________________________________________________
Name of Trustees (If to be included in the Registration)

______________________________________________________________________________
For the Benefit of

GIFTS TO MINORS

______________________________________________________________________________
Custodian's Name (only one allowed by law)

______________________________________________________________________________
Minor's Name (only one)

______________________________________________________________________________
Social Security Number of Minor

under the ___________________Uniform Gifts to Minors Act
          State of Residence


MAILING ADDRESS


______________________________________________________________________________
Street

______________________________________________________________________________
City                                              State               Zip

(    )
______________________________________________________________________________
Daytime Phone

==============================================================================
               LETTER OF INTENT -- CLASS A SHARES ONLY (OPTIONAL)


[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Flag Investors Total Return U.S. Treasury Fund Class A Shares, as shown below, in an aggregate amount at least equal to:
  [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $500,000    [ ] $1,000,000


==============================================================================
             RIGHT OF ACCUMULATION -- CLASS A SHARES ONLY (OPTIONAL)

List the Account numbers of other Flag Investors Funds (except Class B shares) that you or your immediate family already own that qualify for this purchase.


    Fund Name         Account No.         Owner's Name         Relationship
    ---------         -----------         ------------         ------------

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________


==============================================================================
                             DISTRIBUTION OPTIONS


Please check the appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.

Income Dividends
[ ] Reinvested in additional shares
[ ] Paid in Cash

Capital Gains
[ ] Reinvested in additional shares
[ ] Paid in Cash

Call (800)553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

-------------------------------------------------------------------------------
                      AUTOMATIC INVESTING PLAN (OPTIONAL)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $______ in Class A Shares or $________ in Class B Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250 per class
Subsequent Investments (check one):
     [ ] Monthly ($100 minimum per class)
     [ ] Quarterly ($250 minimum per class)

______________________________________________________________________________
Bank Name

______________________________________________________________________________
Existing Flag Investors Fund Account No., if any


                        Please attach a voided check.

______________________________________________________________________________
Depositor's Signature                                                Date

______________________________________________________________________________
Depositor's Signature                                                Date
(if joint acct., both must sign)

------------------------------------------------------------------------------
                     SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)

[ ] Beginning the month of ______, 19____ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $______, from Class A Shares and/or $_________ from Class B Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)

              Frequency (check one):
               [ ] Monthly
               [ ] Quarterly (January, April, July, and October)

------------------------------------------------------------------------------
                            TELEPHONE TRANSACTIONS


I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below.

              No, I/we do not want
                    [ ] Telephone redemption privileges
                    [ ] Telephone exchange privileges
Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:


   Bank: _________________________       Bank Account No.: ____________________

Address: _________________________      Bank Account Name: ____________________

------------------------------------------------------------------------------
                     SIGNATURE AND TAXPAYER CERTIFICATION

                 [The following information appears in a box.]

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

[ ]  U.S. Citizen/Taxpayer:

    [ ] I certify that (1) the number shown above on this form is the correct
        Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

   [ ]  If no Tax ID Number or Social Security Number has been provided above,
        I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

   [ ]  Non-U.S. Citizen/Taxpayer:
        Indicated country of residence for tax purposes:_______________________ Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
                                  [end of box]

   I have received a copy of the Fund's prospectus dated March 1, 1997. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

                 [The following information appears in a box.]

   The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
                                  [end of box]
______________________________________________________________________________
Signature                                                             Date

______________________________________________________________________________
Signature (if joint acct., both must sign)                            Date

For Dealer Use Only

Dealer's Name:    ____________________  Dealer Code: __________________________
Dealer's Address: ____________________  Branch Code: __________________________
                  ____________________
Representative:   ____________________  Rep. No.:    __________________________

                         Supplement dated March 1, 1997
                      to Prospectus dated March 1, 1997 of
                   ISI Total Return U.S. Treasury Fund Shares
               (A class of Total Return U.S. Treasury Fund, Inc.)



The prospectus dated March 1, 1997 of ISI Total Return U.S. Treasury Fund Shares (a class of Total Return U.S. Treasury Fund, Inc.) (the "Fund") is hereby amended and supplemented by the following:

The section entitled "Management of the Fund" is amended as follows:

A special meeting of shareholders, for the purpose of electing directors, has been scheduled for March 7, 1997. Until such time, the Fund's directors are as follows:

Edward S. Hyman
Richard T. Hale
James J. Cunnane
John F. Kroeger
Louis E. Levy
Eugene J. McDonald

Two directors and all of the officers of the Fund are officers or employees of the Distributor, the Advisor or the Fund's administrator. The other directors have no affiliation with the Distributor, the Advisor or the Fund's administrator.

ISI TOTAL RETURN U.S. TREASURY FUND SHARES
(A Class of Total Return
U.S. Treasury Fund, Inc.)
717 Fifth Avenue
New York, New York 10022
For information call (800) 955-7175

   Total Return U.S. Treasury Fund, Inc. (the "Fund") is designed to provide:

       1) A high level of total return with relative stability of principal.
       2) High current income, consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities").

   The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities.


   Shares of the ISI class of the Fund ("Shares") are available through Armata Financial Corp. (the "Distributor"), as well as Participating Dealers and Shareholder Servicing Agents. (See "How to Invest in the Fund.")

   This Prospectus sets forth basic information that investors should know about the Fund prior to investing, and should be retained for future reference. A Statement of Additional Information dated March 1, 1997, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by contacting the Fund at the above address or telephone number.


     THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
       ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE
           FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
                BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT
                     IN THE SHARES INVOLVES RISK, INCLUDING
                           POSSIBLE LOSS OF PRINCIPAL.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
         AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.

                  The date of this Prospectus is March 1, 1997.

1. Fee Table

Shareholder Transaction Expenses:
  (as a percentage of offering price)

Maximum Sales Charge Imposed on Purchases  ..............                4.45%
Maximum Sales Charge Imposed on Reinvested Dividends  ...                 None
Maximum Deferred Sales Charge  ..........................                 None

Annual Fund Operating Expenses:
 (as a percentage of average daily net assets)

Management Fees  ........................................                 .27%
12b-1 Fees  .............................................                 .25%
Other Expenses  .........................................                 .29%
                                                                     ---------
Total Fund Operating Expenses  ..........................                 .81%
                                                                     =========



Example:

                                                 1 year     3 years     5 years     10 years
                                                --------   ---------    ---------   ----------

You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual
return and (2) redemption at the end of each
time period:                                      $52         $69         $87         $140


The Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.


The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Management Fees paid by the Fund are based in part on the net assets of the Fund and in part on gross income, which fees are reflected as a percentage of average daily net assets. A person who purchases Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in the Fund -- Offering Price", "Investment Advisor", "Administrator" and "Distributor.") The rules of the SEC require that the maximum sales charge (in the Shares' case, 4.45% of the offering price) be reflected in the above table. However, certain investors may qualify for reduced sales charges. (See "How to Invest in the Fund -- Offering Price.") The Expenses and Example appearing in the table above are based on the Fund's expenses (.81%) for the fiscal year ended October 31, 1996. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders of the Fund may pay more than the equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The foregoing table has not been audited by Deloitte & Touche LLP, the Fund's independent auditors.


2. Financial Highlights


The Fund was organized as a corporation under the laws of the State of Maryland on June 3, 1988 and commenced operations on August 10, 1988. The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended October 31, 1996 and the independent auditors' report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1996, which is available at no cost by calling the Fund at (800) 955-7175.

               (For a share outstanding throughout each period)




                                                  For the Year Ended October 31,                              August 10, 1988+
                      ---------------------------------------------------------------------------------------      through
                         1996       1995       1994       1993       1992       1991       1990       1989     October 31, 1988
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ------------------
Per Share Operating
  Performance:
Net asset value at
  beginning of period  $  10.19  $   9.22    $  11.35   $   10.47    $ 10.41  $  9.76    $  10.55   $  10.24       $ 10.00
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------    ----------
Income from
   Investment
 Operations:
   Net investment
     income .........      0.56      0.57        0.51        0.62       0.76     0.70        0.73       0.71          0.10
   Net realized and
     unrealized
     gain/(loss) on
     investments ....     (0.23)     1.04       (1.16)       1.12       0.05     0.79       (0.60)      0.44          0.21
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------    ----------
   Total from
     Investment
     Operations .....      0.33      1.61       (0.65)       1.74       0.81     1.49        0.13       1.15          0.31
Less Distributions:
   Dividends from net
     investment
     income and
     short-term
     gains ..........     (0.65)    (0.64)      (1.20)      (0.79)    (0.70)    (0.84)      (0.92)     (0.84)        (0.07)
   Distributions in
     excess of net
     investment
     income .........      (.04)       --          --          --        --        --          --         --            --
   Distributions from
     net realized
     long-term gains         --        --       (0.28)      (0.07)    (0.05)       --          --         --            --
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------   ----------
   Total
     Distributions ..     (0.69)    (0.64)      (1.48)*     (0.86)    (0.75)    (0.84)      (0.92)     (0.84)        (0.07)
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------   ----------
   Net asset value at
     end of period ..  $   9.83   $ 10.19    $   9.22   $  11.35    $ 10.47   $ 10.41     $   9.76  $  10.55       $ 10.24
                      ========== ========== ========== ========== ========== ========== ========== ==========   ==========
Total Return** ......      3.44%    18.09%      (6.22)%    17.33%      8.96%    15.89%       1.43%     11.87%         3.10%
Ratios to Average
   Daily Net Assets:
 Expenses ...........      0.81%     0.80%       0.77%      0.77%      0.77%     0.87%       0.89%      0.97%         1.12%***
 Net investment
   income  ...........     5.69%     5.94%       4.98%      5.21%      5.65%     6.88%       7.40%      7.51%         5.80%***
Supplemental Data:
 Net assets at end of
  period (000):
  ISI Class Shares ..  $193,486   $206,615   $200,309   $232,103   $207,518   $168,128   $131,872   $ 89,943        $22,597
  Flag Investors
   Class A   Shares  . $143,791   $164,206   $175,149   $224,790   $250,210   $237,688   $198,556   $135,523        $55,757
 Portfolio turnover
   rate  .............      199%       194%        68%       249%       191%       141%        79%       184%            72%

---
+   Commencement of operations.
* Distributions to shareholders include $0.05 per share return of capital. ** Total return excludes the effect of sales charge.
*** Annualized.

3. Investment Program
INVESTMENT OBJECTIVE, POLICIES AND
RISK CONSIDERATIONS

The Fund's investment objective is to seek a high level of total return, with relative stability of principal, and, secondarily, to seek a high level of current income consistent with an investment in U.S. Treasury Securities. The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. U.S. Treasury Securities are direct obligations of the United States Government and are supported by the full faith and credit of the United States. The Fund's investment objective may be changed only by the affirmative vote of a majority of the outstanding shares of all classes of the Fund. There can be no assurance that the Fund's investment objective will be met.


SELECTION OF INVESTMENTS


The Fund's investment advisor (the "Advisor" -- see "Investment Advisor") buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. The Advisor will be free to take full advantage of the entire range of maturities offered by U.S. Treasury Securities and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by its chairman, Edward S. Hyman. There can be no assurance that such economic analysis will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analysis will be effective.

RISK CONSIDERATIONS

U.S. Treasury Securities are considered among the safest of fixed-income investments. Because of this added safety, the yields available from U.S. Treasury Securities are generally lower than the yields available from corporate debt securities. As with other debt securities, the value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities and for STRIPS (securities that don't pay interest currently but which are purchased at a discount and are payable in full at maturity). Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer.


REPURCHASE AGREEMENTS


The Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by, or bankruptcy proceedings with respect to, the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


PURCHASE OF WHEN-ISSUED SECURITIES


From time to time, in the ordinary course of business, the Fund may make purchases of U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. A segregated account of the Fund, consisting of cash or liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The value of securities so purchased or sold is subject to market fluctuation and no interest accrues to the purchaser during this period. The Fund will ordinarily invest no more than 40% of its net assets at any time in U.S. Treasury Securities purchased on a when-issued basis.




4. Investment Restrictions


The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations.


1) As a matter of fundamental policy, the Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment. This restriction may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.


2) Additionally, the Fund will not invest more than 10% of the value of its net assets in repurchase agreements with remaining maturities in excess of seven days and other illiquid securities. This restriction may be changed by a majority vote of the Board of Directors.

The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.




5. How to Invest in the Fund


Shares may be purchased from the Distributor, through any securities dealer which has entered into a dealer agreement with the Distributor ("Participating Dealers") or through any financial institution which has entered into a shareholder servicing agreement with the Fund ("Shareholder Servicing Agents"). Shares may also be purchased by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, to the address shown on the Application Form. As used herein, the "Fund" refers to Total Return U.S. Treasury Fund, Inc., whereas references to the "Shares" shall mean shares of the Fund's ISI Total Return U.S. Treasury Fund Shares which is a class of shares of the Fund.

The minimum initial investment is $5,000, except that the minimum initial investment for qualified retirement plans and IRA's is $1,000 and the minimum initial investment for participants in the Fund's Automatic Investing Plan is $250. Each subsequent investment must be at least $250, except that the minimum subsequent investment for participants in the Fund's Automatic Investing Plan is $100 for monthly investments and $250 for quarterly investments. (See "Purchases Through Automatic Investing Plan" below.) The Fund reserves the right to suspend the sale of Shares at any time at the discretion of the Distributor. Orders for purchases of Shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for Shares will be executed at a per Share purchase price equal to the net asset value next determined after receipt of the purchase order plus any applicable front-end sales charge (the "Offering Price") on the date such net asset value is determined (the "Purchase Date"). Purchases made by mail must be accompanied by payment of the Offering Price. Purchases made through the Distributor or a Participating Dealer or Shareholder Servicing Agent must be in accordance with such entity's payment procedures. The Distributor may, in its sole discretion, refuse to accept any purchase order.

The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. Securities are valued on the basis of their last sale price (or in the absence of recorded sales, at the average of readily available closing bid and asked prices). Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Advisor under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Directors.


OFFERING PRICE


Shares may be purchased from the Distributor, Participating Dealers or Shareholder Servicing Agents at the Offering Price, which includes a sales charge which is calculated as a percentage of the Offering Price and decreases as the amount of purchase increases as shown below.

                                  Sales            Sales
                                Charge as        Charge as            Dealer
                                Percentage       Percentage         Retention
                                    of             of Net         as Percentage
                                 Offering          Amount          of Offering
     Amount of Purchase           Price           Invested            Price*
    --------------------       -----------      -----------      ---------------
Less than        $   50,000        4.45%            4.66%                4.00%
$   50,000     - $   99,999        3.50%            3.63%                3.00%
$  100,000     - $  249,999        2.50%            2.56%                2.00%
$  250,000     - $  499,999        2.00%            2.04%                1.50%
$  500,000     - $  999,999        1.50%            1.52%                1.25%
$1,000,000     - $1,999,999        0.75%            0.76%                0.75%
$2,000,000     - $2,999,999        0.50%            0.50%                0.50%
$3,000,000 and over  ......        None             None                 None

------
* The Distributor may from time to time reallow to Participating Dealers up to 100% of the sales charge included in the Offering Price of Shares. Dealers that receive a reallowance of 100% of the sales charge may be considered underwriters for purposes of the federal securities laws.

A shareholder who purchases additional Shares may obtain reduced sales charges as set forth in the table above through a right of accumulation. In addition, an investor may obtain reduced sales charges as set forth above through a right of accumulation of purchases of Shares and purchases of shares of other mutual funds in the ISI family of funds. The applicable sales charge will be determined based on the total of (a) the investor's current purchase plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of all Shares and of all shares of such other mutual funds in the ISI family of funds held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide the Distributor, either directly or through a Participating Dealer or Shareholder Servicing Agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases. The term "purchase" refers to an individual purchase by a single purchaser, or to concurrent purchases, which will be aggregated, by a purchaser, the purchaser's spouse and their children under the age of 21 years purchasing Shares for their own account.


An investor may also obtain the reduced sales charges shown above by executing a written Letter of Intent which states the investor's intention to invest at least $50,000 within a 13-month period in Shares. Each purchase of Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not invested. Such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed Shares will be released. An investor who wishes to enter into a Letter of Intent in conjunction with an investment in Shares may do so by completing the appropriate section of the Application Form attached to this Prospectus.


The Fund may sell Shares at net asset value (without sales charge) to the following: (i) banks, bank trust departments, registered investment advisory companies, financial planners and broker-dealers purchasing Shares on behalf of their fiduciary and advisory clients, provided such clients have paid an account management fee for these services; (ii) investors who have redeemed Shares, or shares of any other mutual fund in the ISI family of funds that have similar sales charges, in an amount that is not more than the total redemption proceeds, provided that the purchase is within six months after the redemption and the amount of the purchase is at least $5,000; and (iii) current or retired Directors of the Fund, directors and employees (and their immediate families) of the Advisor, the Fund's administrator, and their respective affiliates, and employees of Participating Dealers. In addition, investors who have redeemed shares of funds in the ISI family of funds that have lower sales charges may purchase Shares at net asset value in an amount that is not more than the total redemption proceeds, provided that they held the shares of such funds for more than 24 months prior to the redemption, the purchase is within six months after the redemption and the amount of the purchase is at least $5,000.


PURCHASES BY EXCHANGE


As permitted pursuant to any rule, regulation or order promulgated by the SEC, shareholders of other mutual funds in the ISI family of funds that have similar sales charges may exchange their shares of those funds for an equal dollar amount of Shares. Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge. In addition, shareholders of funds in the ISI family of funds that have lower sales charges may exchange into other funds in the family upon payment of the difference in sales charges, except that the exchange will be made at net asset value if the shares have been held for at least 24 months. The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time), or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

Until February 28, 1998, shareholders of any other mutual fund who have paid a sales charge on their shares of such fund, and shareholders of any closed-end fund, may exchange shares of such funds for an equal dollar amount of Shares by submitting to the Distributor or a Participating Dealer, the proceeds of the redemption or sale of shares of such funds, together with evidence of the payment of a sales charge (for mutual funds only) and the source of such proceeds. Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge.


The Fund may modify or terminate these offers of exchange at any time and will provide shareholders with 60 days' written notice prior to any such modification or termination. The exchange privilege with respect to other ISI funds may also be exercised by telephone. (See "Telephone Transactions" below.)

PURCHASES THROUGH AUTOMATIC INVESTING PLAN


Shareholders may purchase Shares regularly by means of an Automatic Investing Plan with a pre-authorized check drawn on their checking accounts. Under this plan, the shareholder may elect to have a specified amount invested monthly or quarterly in Shares. The minimum initial investment is $250. Each subsequent investment must be at least $100 for monthly investments and $250 for quarterly investments. The amount specified by the shareholder will be withdrawn from the shareholder's checking account using the pre-authorized check. This amount will be invested in Shares at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued by either the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investing Plan or who wishes to obtain additional purchase information may do so by completing the appropriate section of the Application Form attached to this Prospectus.

PURCHASES THROUGH DIVIDEND REINVESTMENT

Shareholders may elect to have their distributions (capital gains and/or dividend income) paid by check or reinvested in additional Shares. Unless the shareholder elects otherwise, all income dividends and capital gains distributions will be reinvested in additional Shares at net asset value, without a sales charge. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Fund's transfer agent (the "Transfer Agent") (see "Custodian, Transfer Agent and Accounting Services") either directly or through their Participating Dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

Alternately, shareholders may have their distributions invested in shares of other funds in the ISI family of funds. Shareholders who are interested in this option should call the Transfer Agent for additional information.



6. How to Redeem Shares


Shareholders may redeem all or part of their investment on any Business Day by transmitting a redemption order through the Distributor, a Participating Dealer, a Shareholder Servicing Agent or by regular or express mail to the Transfer Agent. Shareholders may also redeem Shares by telephone (in amounts up to $50,000). (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per Share next determined after receipt of the order (or, if stock certificates have been issued for the Shares to be redeemed, after the tender of the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Shares will be made by check and will ordinarily be mailed within seven days after receipt of a duly authorized telephone redemption request or of a redemption order fully completed and, as applicable, accompanied by the documents described below:

1) A letter of instructions, specifying the shareholder's account number with the Distributor or a Participating Dealer, if applicable, and the number of Shares or dollar amount to be redeemed, signed by all owners of the Shares in the exact names in which their account is maintained;


2) For redemptions in excess of $50,000, a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If Shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for Shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

Dividends payable up to the date of redemption of Shares will be paid on the next dividend payable date. If all of the Shares in a shareholder's account have been redeemed on a dividend payable date, the dividend will be remitted by check to the shareholder.

The Fund has the power under its Articles of Incorporation to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' notice.

SYSTEMATIC WITHDRAWAL PLAN


Shareholders who hold Shares having a value of $10,000 or more may arrange to have a portion of their Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and, to the extent necessary, from Share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, a shareholder's account may eventually be exhausted. Because Share purchases include a sales charge that will not be recovered at the time of redemption, a shareholder should not have a withdrawal plan in effect at the same time he is making recurring purchases of Shares. A shareholder who wishes to participate in the Systematic Withdrawal Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.



7. Telephone Transactions


Shareholders may exercise the exchange privilege with respect to other ISI funds, or redeem Shares, in amounts up to $50,000, by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent and Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.


A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value as determined on the next Business Day.


The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by regular or express mail. Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")



8. Dividends and Taxes

DIVIDENDS AND DISTRIBUTIONS


The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (including net short-term capital gains) in the form of dividends that are declared daily and paid monthly. The Fund may distribute to shareholders any net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.


TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following is only a general summary of certain tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.

The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will generally pay federal income or capital gains taxes on the amounts so distributed. Reinvested dividends will be taxed as if they had been distributed on the reinvestment date.

Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are treated by the shareholder as long-term capital gains regardless of the length of time the shareholder has held the Shares. All other income distributions are taxed to the shareholder as ordinary income. Fund distributions generally will not be eligible for the corporate dividends received deduction. Shareholders will be advised annually as to the federal income tax status of distributions made during the year.

Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.

The sale, exchange or redemption of Shares is a taxable event for the shareholder.

The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

Shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Shareholders are urged to consult with their tax advisors regarding whether, and under what conditions such exemption is available.

9. Management of the Fund

The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributors, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to the Distributor, to the Advisor and to the Fund's administrator. Four directors and all of the officers of the Fund are officers or employees of the Distributor, the Advisor or the Fund's administrator. The other Directors of the Fund have no affiliation with the Distributor, the Advisor or the Fund's administrator.

The Fund's Directors and officers are as follows:

 Edward S. Hyman      Chairman
 Richard T. Hale      Vice Chairman
 Charles W. Cole, Jr. Director
 Truman T. Semans     Director
 James J. Cunnane     Director
 John F. Kroeger      Director
 Louis E. Levy        Director
 Eugene J. McDonald   Director
 Rebecca W. Rimel     Director
 Carl W. Vogt         Director
 R. Alan Medaugh      President
 Edward J. Veilleux   Vice President
 Gary V. Fearnow      Vice President
 Nancy Lazar          Vice President
 Scott J. Liotta      Vice President
 Carrie L. Butler     Vice President
 Joseph A. Finelli    Treasurer
 Edward J. Stoken     Secretary
 Laurie D. Collidge   Assistant Secretary

10. Investment Advisor

International Strategy and Investment Inc. ("ISI" or the "Advisor"), a registered investment advisor, serves as investment advisor to the Fund pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Investment Advisory Agreement"). ISI employs Messrs. Edward S. Hyman and R. Alan Medaugh. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed to be controlling persons of ISI. As of December 31, 1996, the Advisor had approximately $1 billion under management. The Advisor also acts as investment advisor to Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., open-end investment companies with approximately $182 million in net assets as of December 31, 1996.

Pursuant to the terms of the Investment Advisory Agreement, as compensation for its services for the fiscal year ended October 31, 1996, the Advisor received an annual fee equal to .27% of the Fund's average daily net assets. The Advisor's fee is based in part upon a varying percent-age of the Fund's average daily net assets and in part upon a percentage (1.5%) of the Fund's gross income.

The address of the Advisor is 717 Fifth Avenue, New York, New York 10022, telephone (800) 955-7175.

PORTFOLIO MANAGERS

Edward S. Hyman, Chairman of the Fund and ISI, and R. Alan Medaugh, President of the Fund and ISI, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman is responsible for developing the economic analysis upon which the Fund's selection of investments is based. (See "Investment Program.") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports which follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last seventeen years.

Mr. Medaugh is responsible for day-to-day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior thereto Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led their Fixed-Income Department which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.


11. Administrator

Investment Company Capital Corp. ("ICC"), One South Street, Baltimore, Maryland 21202, provides administration services to the Fund. ICC is an indirect subsidiary of Alex. Brown Incorporated and an affiliate of the Distributor.

ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and its other service providers. As compensation for these services for the fiscal year ended October 31, 1996, ICC received a fee equal to .12% of the Fund's average daily net assets. ICC's fee is based in part upon a varying percentage of the Fund's average daily net assets and in part upon a percentage (.50%) of the Fund's gross income.

ICC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")


12. Distributor

Armata Financial Corp. ("Armata" or the "Distributor"), P.O. Box 515, Baltimore, Maryland 21203, acts as distributor of the Shares pursuant to a Distribution Agreement and related Plan of Distribution (the "Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Armata is a broker-dealer that was formed in 1983 and is an affiliate of the Fund's administrator. As compensation for its service for the fiscal year ended October 31, 1996, Armata received a fee equal to .25% of the Shares' average daily net assets. Armata expects to allocate on a proportional basis most of its annual distribution fee to its investment representatives or up to all of its fee to Participating Dealers as compensation for their ongoing shareholder services, including processing purchase and redemption requests and responding to shareholder inquiries.

In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Armata may allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review this Prospectus in conjunction with any such institution's fee schedule. Amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Armata under the Plan.

Payments under the Plan are made as described above regardless of Armata's actual cost of providing distribution services and may be used to pay Armata's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Shares is less than .25% of the average daily net assets invested in Shares for any period, Armata may retain the unexpended portion of the distribution fee. Armata or its associated persons will from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Participating Dealers.


13. Custodian, Transfer Agent and Accounting Services

Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 (telephone: (800) 882-8585), is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended October 31, 1996, ICC received a fee equal to .03% of the Fund's average daily net assets. (See the Statement of Additional Information.)

PNC Bank, National Association, a national banking association with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets.

14. Performance Information

From time to time, the Fund may quote total return and yield data in advertisements or in reports to shareholders. Both total return and yield data will be computed according to the standardized calculations required by the SEC to provide consistency and comparability in investment company advertising.

The yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30 day period by the maximum offering price per Share on the last day of the period and annualizing the result on a semi-annual basis.

Advertisements or reports citing performance data will show the average annual total return, net of the Fund's sales charge, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of all sales loads and other fees, according to the required standardized calculation. The Fund's total return for a given period is based upon changes in the Fund's net asset value and the Fund's yield for the period. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Government Corporate Bond Index (or any of its sub-indices), the Consumer Price Index, Ryan U.S. Treasury Index, the return on 90-day U.S. Treasury bills, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

Yield quotations and performance comparisons may be useful as a basis for comparing the Fund with other investment alternatives. However, shareholders should realize that the Fund's current yield will fluctuate from time to time and is not necessarily representative of the Fund's future performance. Yield and performance data should also be considered in light of the risks associated with the Fund's investment objective and policies. Any fees charged by banks with respect to customer accounts through which Shares may be purchased, although not included in calculations of performance, will reduce performance results.

The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended October 31, 1995 and October 31, 1996, the Fund's portfolio turnover rate was 194% and 199%, respectively. In late 1994 the Advisor decided, in light of then current market conditions, that the maturity of the Fund's portfolio should be lengthened to take advantage of an ISI forecasted declining interest rate trend. Early in the 1996 fiscal year, the Advisor moved the Fund into older high coupon issues that had become relatively cheap as a result of the bond market rally. The Fund's portfolio turnover rate for the fiscal years ended October 31, 1995 and October 31, 1996 increased as a result of these changes in investment strategy. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders. (See "Dividends and Taxes.")

15. General Information

CAPITAL SHARES

The Fund is an open-end diversified management investment company organized under the laws of the State of Maryland on June 3, 1988, and is authorized to issue 100 million shares of capital stock with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares of capital stock voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its portion of the Fund's assets after all debts and expenses have been paid. The fiscal year end of the Fund is October 31.

The Board of Directors of the Fund is authorized to establish additional "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "ISI Total Return U.S. Treasury Fund Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have two other classes of shares in addition to the shares offered hereby, "Flag Investors Total Return U.S. Treasury Fund Class A Shares" and "Flag Investors Total Return U.S. Treasury Fund Class B Shares." Shares of those classes are sold through broker-dealers. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Shares. All classes of the Fund share a common investment objective, portfolio and advisory fee, but the classes may have different distribution expenses and sales charges and, accordingly, performance may differ.

ANNUAL MEETINGS

The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders will be held under certain circumstances. Shareholders of the Fund reserve the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

REPORTS

The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.

FUND COUNSEL

Morgan Lewis & Bockius LLP serves as counsel to the Fund.

SHAREHOLDER INQUIRIES

Shareholders with inquiries concerning their Shares should contact the Transfer Agent at (800) 882-8585, the Fund at (800) 955-7175, the Advisor, a
Participating Dealer or Shareholder Servicing Agent, as appropriate.

                  ISI TOTAL RETURN U.S. TREASURY FUND SHARES
                           NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------


Make check payable to "ISI Total Return U.S. Treasury Fund Shares" and mail with this Application to:
         Armata Financial Corp./ISI Mutual Funds
         P.O. Box 419426
         Kansas City, MO 64141-6426

For assistance in completing this form, please call the Transfer Agent at
(800) 882-8585.
To open an IRA account, call ISI at (800) 955-7175 to request an application.

The minimum initial purchase is $5,000, except that the minimum initial purchase for qualified retirement plans or IRA's is $1,000 and the minimum initial purchase for participants in the Fund's Automatic Investing Plan is $250. Each subsequent purchase requires a $250 minimum, except that the minimum subsequent purchase under the Fund's Automatic Investing Plan is $100 for monthly purchases and $250 for quarterly purchases. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.


YOUR ACCOUNT REGISTRATION (PLEASE PRINT)
                                                    ____________________________
                                                    Existing Account No., if any

INDIVIDUAL OR JOINT TENANT

-----------------------------------------------------------------------------
First Name                   Initial                 Last Name

-----------------------------------------------------------------------------
Social Security Number

-----------------------------------------------------------------------------
Joint Tenant                 Initial                 Last Name

-----------------------------------------------------------------------------
Social Security Number

 CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.

Name of Corporation, Trust or Partnership

-----------------------------------------------------------------------------
Tax ID Number

-----------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

 GIFTS TO MINORS

-----------------------------------------------------------------------------
Custodian's Name (only one allowed by law)

-----------------------------------------------------------------------------
Minor's Name (only one)

-----------------------------------------------------------------------------
Social Security Number of Minor
under the __________________ Uniform Gifts to Minors Act
          State of Residence

 MAILING ADDRESS

-----------------------------------------------------------------------------
Street

-----------------------------------------------------------------------------
City                                               State           Zip

(    )
-----------------------------------------------------------------------------
Daytime Phone


STATEMENT OF INTENTION (OPTIONAL)

[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. I intend to invest over a 13-month period in shares of ISI Total Return U.S. Treasury Fund Shares in an aggregate amount at least equal to:
____$50,000 ____$100,000 ____$250,000 ____$500,000 ____$1,000,000

____$2,000,000 ____$3,000,000

RIGHT OF ACCUMULATION (OPTIONAL)

List the Account numbers of other ISI Funds that you or your immediate family already own that qualify for this purchase.

      Fund Name        Account No.        Owner's Name        Relationship
     -----------      -----------         ------------        ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


DISTRIBUTION OPTIONS

Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions will be reinvested.
       Income Dividends                      Capital Gains
       [ ] Reinvested in additional shares   [ ] Reinvested in additional shares
       [ ] Paid in Cash                      [ ] Paid in Cash


Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

AUTOMATIC INVESTING PLAN (OPTIONAL)


[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $______ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250
Subsequent Investments (check one):
   [ ] Monthly ($100 minimum)
   [ ] Quarterly ($250 minimum)

----------------------------------------
Bank Name

----------------------------------------
Existing ISI Total Return U.S. Treasury
Fund Account No., if any

Please attach a voided check.

----------------------------------------
Depositor's Signature          Date

----------------------------------------
Depositor's Signature          Date
(if joint acct., both must sign)

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)

[ ] Beginning the month of___________, 19___, please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $_________, from shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)
                 Frequency (check one):
                   [ ] Monthly
                   [ ] Quarterly (January, April, July and October)


TELEPHONE TRANSACTIONS


I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other ISI Funds) unless I mark one or both of the boxes below.
                 No, I/We do not want
                   [ ] Telephone redemption privileges
                   [ ] Telephone exchange privileges


Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

Bank:________________________________ Bank Account No.:________________________

Address:_____________________________ Bank Account Name:_______________________

        _____________________________

SIGNATURE AND TAXPAYER CERTIFICATION
                  [The following information appears in a box]

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

  By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
  [ ] U.S. Citizen/Taxpayer:
      [ ] I certify that (1) the number shown above on this form is the correct Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
      [ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-882-8585.)
  [ ] Non-U.S. Citizen/Taxpayer:
      Indicated country of residence for tax purposes:__________________________ Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
                                  [end of box]

I have received a copy of the Fund's prospectus dated March 1, 1997. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.
                  [The following information appears in a box]

  The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
                                  [end of box]

_________________________________________
Signature                       Date

_________________________________________________________
Signature (if a joint account, both must sign)      Date


--------------------------------------------------------------------------------
FOR DEALER USE ONLY

Dealer's Name:   _____________________________________
Dealer's Address:_____________________________________
                 _____________________________________
Representative   _____________________________________

Dealer Code:     _____________________________________
Branch Code:     _____________________________________
Rep. No.:        _____________________________________

                                       ISI
                                  TOTAL RETURN
                                  U.S. TREASURY
                                   FUND SHARES

                            (A Class of Total Return
                            U.S. Treasury Fund, Inc.)

No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or the Distributor.


                                TABLE OF CONTENTS
                                                                        PAGE
                                                                        ----
 1. Fee Table  ......................                                     2
 2. Financial Highlights  ...........                                     2
 3. Investment Program  .............                                     3
 4. Investment Restrictions  ........                                     4
 5. How to Invest in the Fund  ......                                     5
 6. How to Redeem Shares  ...........                                     7
 7. Telephone Transactions  .........                                     8
 8. Dividends and Taxes  ............                                     8
 9. Management of the Fund  .........                                     9
10. Investment Advisor  .............                                     9
11. Administrator  ..................                                    10
12. Distributor  ....................                                    10
13. Custodian, Transfer Agent and
    Accounting Services .............                                    11
14. Performance Information  ........                                    11
15. General Information  ............                                    12

                                      LOGO

                                       ISI
                                  TOTAL RETURN
                                  U.S. TREASURY
                                   FUND SHARES

                            (A Class of Total Return
                            U.S. Treasury Fund, Inc.)

   An open-end mutual fund seeking a high level of total return, with relative stability of principal and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities"). The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities.



                                MARCH 1, 1997


                                     LOGO

                       STATEMENT OF ADDITIONAL INFORMATION

                          ----------------------------


                      TOTAL RETURN U.S. TREASURY FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                          ----------------------------



                  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS FOR THE APPLICABLE CLASS, WHICH MAY BE OBTAINED FROM YOUR PARTICIPATING DEALER OR BY WRITING OR CALLING EITHER ALEX. BROWN & SONS INCORPORATED, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG (FOR THE FLAG INVESTORS SHARES CLASS) OR ARMATA FINANCIAL CORP., P.O. BOX 515, BALTIMORE, MARYLAND 21203, (410) 727-1700 (FOR THE ISI SHARES CLASS).




            Statement of Additional Information Dated: March 1, 1997
                        Relating to the Prospectuses of ^
         ISI Total Return U.S. Treasury Fund Shares Dated: March 1, 1997
                                       and
    Flag Investors Total Return U.S. Treasury Fund Class A and Class B Shares
                              Dated: March 1, 1997

                                TABLE OF CONTENTS


                                                                 Page
                                                                 ----

1.       General Information and History.......................     1

2.       Investment Objectives and Policies....................     2

3.       Valuation of Shares and Redemption....................     4

4.       Federal Tax Treatment of Dividends and
           Distributions.......................................     5

5.       Management of the Fund................................     8

6.       Investment Advisory and Other Services................    14

7.       Administration........................................    15

8.       Distribution of Fund Shares...........................    16

9.       Portfolio Transactions................................    19

10.      Capital Shares........................................    19

11.      Semi-Annual Reports...................................    20

12.      Custodian, Transfer Agent and
           Accounting Services.................................    20

13.      Independent Auditors..................................    21

14.      Control Persons and Principal Holders of
           Securities..........................................    21

15.      Performance and Yield Computations....................    22

16.      Financial Statements .................................    24

1.   GENERAL INFORMATION AND HISTORY

               Total Return U.S. Treasury Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Flag Investors Total Return U.S. Treasury Fund Class A Shares, (the "Flag Investors Class A Shares"), Flag Investors Total Return U.S. Treasury Fund Class B Shares (the "Flag Investors Class B Shares") (collectively, the "Flag Investors Shares") and ISI Total Return U.S. Treasury Fund Shares (the "ISI Shares"). There are two separate prospectuses for the Fund's shares: one for the Flag Investors Shares and one for the ISI Shares. Each prospectus contains important information concerning the classes of shares offered thereby and the Fund, and may be obtained without charge from Alex. Brown & Sons Incorporated, One South Street, Baltimore, Maryland 21202, (800) 767-FLAG (for a prospectus for the Flag Investors Shares) or from Armata Financial Corp., P.O. Box 515, Baltimore, Maryland 21203 (for a prospectus for the ISI Shares) (collectively, the "Distributors"), or from Participating Dealers that offer shares of the respective classes of the Fund (the "Shares") to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. As used herein the term "Prospectus" describes information common to the prospectuses of the three classes of the Fund's Shares, unless the term "Prospectus" is modified by the appropriate class designation. As used herein, the "Fund" refers to Total Return U.S. Treasury Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information respecting the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

               The Fund was incorporated under the laws of the State of Maryland on June 3, 1988. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and commenced operations on August 10, 1988. The Fund has offered the Flag Investors Class B Shares since June 20, 1996.

               For the period from November 9, 1992 through February 27, 1994, the Fund offered another class of shares: Flag Investors Total Return U.S. Treasury Fund Class D Shares (which were known at the time as Flag Investors Total Return U.S. Treasury Fund Class B Shares). Such shares are no longer being offered.

               Under a license agreement dated August 10, 1988 between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo, but retains rights to that name and logo, including the right to permit other investment companies to use them.

2.   INVESTMENT OBJECTIVES AND POLICIES

Investment Objective and Policies of the Fund


               The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This Statement of Additional Information also describes other investment practices in which the Fund may engage.

               Except as specifically identified under "Investment Restrictions" in the Prospectus and in this Statement of Additional Information, the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares" below). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.

Repurchase Agreements


               The Fund may agree to purchase securities issued by the United States Treasury ("U.S. Treasury Securities") from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The Fund's procedures regarding repurchase agreements are discussed in greater detail in the Fund's Prospectuses. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. The list of approved banks and broker-dealers will be monitored regularly by the Fund's investment advisor (the "Advisor") and reviewed at least quarterly by the Fund's Board of Directors. The seller under a repurchase agreement may be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.


When-Issued Securities

               The Fund may make purchases of U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Investment Restrictions

               The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

               1. Invest 25% or more of the value of its total assets in any one industry (U.S. Treasury Securities are not considered to represent an industry);

               2. Invest more than 5% of its total assets in the securities of any single issuer (the U.S. Government is not considered an issuer for this purpose);

               3. Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer;

               4. Invest in real estate or mortgages on real estate;

               5. Purchase or sell commodities or commodities contracts or futures contracts;

               6. Act as an underwriter of securities within the meaning of the Federal securities laws;

               7. Issue senior securities;

               8. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements in accordance with its investment objectives and policies;

               9. Effect short sales of securities;

               10. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

               11. Purchase participations or other interests in oil, gas or other mineral exploration or development programs;

               12. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

               13. Invest in shares of any other investment company registered under the Investment Company Act;

               14. Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than .5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

               15. Invest in companies for the purpose of exercising management or control;

               16. Invest in puts or calls or any combination thereof;

               17. Purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.


               The following investment restriction may be changed by a vote of the majority of the Fund's Board of Directors. The Fund will not:

               1. Invest more than 10% of the value of its net assets in illiquid securities.


3.   VALUATION OF SHARES AND REDEMPTION

Valuation

               The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business ("Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Redemption

               The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

               Under normal circumstances, the Fund will redeem Shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "How to Invest" in each prospectus and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


4.   FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

               The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

               The following general discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company

               The Fund has been and expects to continue to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within 12 months after the close of the taxable year, will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

               The Fund may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

               In addition to satisfaction of the Distribution Requirement, in order to qualify as a RIC the Fund must, generally, (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities, or from other income derived with respect to its business of investing in stock or securities, and (2) derive less than 30% of its gross income from, among other things, gains on the sale or other disposition of stock or securities (as defined in section 2(a)(36) of the Investment Company Act) held for less than three months (the "Short-Short Gain Test").

               Finally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). The Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase. The Fund may curtail its investment in certain securities where the application thereto of the Asset Diversification Test is uncertain.

Fund Distributions

               The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in Shares.

               The Fund may either retain or distribute to shareholders the excess, if any, of net long-term capital gains over net short-term capital losses ("net capital gains") for each taxable year. If such gains are distributed as a capital gains distribution, they are treated by shareholders as long-term capital gains, regardless of the length of time the shareholder has held Shares, whether or not such gains were recognized by the Fund prior to the date on which a shareholder acquired Shares and whether or not the distribution was paid in cash or reinvested in Shares. The aggregate amount of distributions designated by the Fund as capital gains distributions may not exceed the net capital gains of the Fund for any taxable year, determined by excluding any net capital losses and net long-term capital losses attributable to transactions occurring after October 31 of such year and by treating any such net capital losses or net long-term capital losses as if they arose on the first day of the following taxable year. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that they will be required to report such gains on their returns as long-term capital gains, will receive a refundable tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65 percent of the deemed distribution.

               Investors should be careful to consider the tax implications of buying Shares of the Fund just prior to the ex-dividend date of an ordinary income dividend or capital gains distribution. The price of Shares purchased at that time may reflect the amount of the forthcoming ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend or distribution received even though the dividend or capital gains distribution was earned by the Fund before the shareholder purchased the Shares.

               Generally, gain or loss on the sale of Shares will be capital gain or loss, which will be long-term capital gain or loss if the Shares have been held for more than one year and otherwise will be short-term capital gain or loss. However, any loss realized upon the sale, exchange or redemption of Shares held for six months or less will be treated as a long-term capital loss to the extent any capital gains distributions have been paid with respect to such Shares (or any undistributed net capital gains of the Fund with respect to such Shares have been included in determining the shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.


               If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.


               The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or
(3) who has failed to certify to the Fund that he is not subject to backup withholding.

Excise Tax; Miscellaneous Considerations


               The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For purposes of the excise tax, a regulated investment company must reduce its capital gain net income by the amount of any net ordinary loss for the calendar year (but only to the extent the capital gain net income for the one-year period ending on October 31 exceeds the net capital gains for such period). Because the Fund intends to distribute all of its income currently (or to retain, at most, its "net capital gains" and pay tax thereon), the Fund does not anticipate incurring any liability for this excise tax. However, the Fund may, in certain circumstances, be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability. The liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.


               Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for Federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of federal, state and local tax rules affecting an investment in the Fund.

5.   MANAGEMENT OF THE FUND

               The overall business affairs of the Fund are the responsibility of the Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributors, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to the Advisor, the Distributors and to the Fund's administrator. Four directors and all of the officers of the Fund are directors, officers or employees of the Advisor, the Distributors or the Fund's administrators. The other directors of the Fund have no affiliation with the Advisor, the Distributors or the Fund's administrators.

Directors and Officers

               The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.



* EDWARD S. HYMAN, Chairman and Director (4/8/45)
            International Strategy and Investment Inc., 717 Fifth Avenue, New York, New York 10022. Chairman, International Strategy and Investment Inc. (registered investment advisor), Chairman, ISI Inc. (investments) and Chairman and President, ISI Group Inc. (registered investment advisory and registered broker-dealer), 1991-Present.

* RICHARD T. HALE, Vice Chairman and Director (7/17/45)
            Managing Director, Alex. Brown & Sons Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); Chartered Financial Analyst.

* CHARLES W. COLE, JR., Director+ (11/11/35)
            Vice Chairman, Alex. Brown Capital Advisory & Trust Company (registered investment advisor); Chairman, Investment Company Capital Corp. (registered investment advisor); Director, Provident Bankshares Corporation and Provident Bank of Maryland; Formerly, President and Chief Executive Officer, Chief Administrative Officer and Director, First Maryland Bancorp, The First National Bank of Maryland and First Omni Bank; Director, York Bank and Trust Company.

*TRUMAN T. SEMANS, Director (10/27/27)
            Managing Director, Alex. Brown & Sons Incorporated and Director, Investment Company Capital Corp. (registered investment advisor); Formerly, Vice Chairman, Alex. Brown Incorporated.

JAMES J. CUNNANE, Director (3/11/38)
            CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993, and Director, The Arch Fund (registered investment company).

JOHN F. KROEGER, Director (8/11/24)
            37 Pippins Way, Morristown, New Jersey 07960. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm); General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (11/16/32)
            26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
            Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and healthcare); Director, Central Bank & Trust (banking), Key Funds (registered investment companies) and AMBAC Treasurers Trust (registered investment company).

REBECCA W. RIMEL, Director (4/10/51)
            The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, PA 19103-7017; President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, Director (4/20/36)
            Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

R. ALAN MEDAUGH, President (8/20/43)
            International Strategy and Investment Inc., 717 Fifth Avenue, New York, New York 10022. President, International Strategy and Investment Inc., 1991-Present.

EDWARD J. VEILLEUX, Vice President (8/26/43)
            Principal, Alex. Brown & Sons Incorporated; Vice President, Armata Financial Corp. (registered broker-dealer); Executive Vice President, Investment Company Capital Corp. (registered investment advisor).

GARY V. FEARNOW, Vice President (12/6/44)
            Managing Director, Alex. Brown & Sons Incorporated; Manager, Special Products Department, Alex. Brown & Sons Incorporated.

NANCY LAZAR, Vice President (8/1/57)
            International Strategy and Investment Inc., 717 Fifth Avenue, New York, New York 10022. Executive Vice President and Secretary, International Strategy and Investment Inc., 1991-Present.

SCOTT J. LIOTTA, Vice President (3/18/65)+
            Manager, Fund Administration, Alex. Brown & Sons Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; and Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.

CARRIE L. BUTLER, Vice President (5/1/67)
            International Strategy and Investment Inc., 717 Fifth Avenue, New York, New York 10022. Assistant Vice President, International Strategy and Investment Inc., 1991-Present.

JOSEPH A. FINELLI, Treasurer (1/24/57)
            Vice President, Alex. Brown & Sons Incorporated and Vice President Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company, Inc. (investments), 1980-August 1995.

EDWARD J. STOKEN, Secretary (8/7/47)
            Compliance Officer, Alex. Brown & Sons Incorporated, April 1995-Present; Formerly, Legal Advisor, Federated Investors (registered investment advisor), 1991-1995.

LAURIE D. COLLIDGE, Assistant Secretary (1/1/66)
            Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present.

-------------------------
* A Director who is an "interested person" as defined in the Investment Company Act.
+  Mr. Liotta is Mr. Cole's son-in-law.


               Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by the Advisor or the Distributor or by any of their respective affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hyman serves as Chairman of three funds in the Fund Complex. Mr. Hale serves as Chairman of three funds, as President and director of one fund and as a Director of each of the other funds in the Fund Complex. Mr. Medaugh serves as a Director and President of one fund and as President of two other funds in the Fund Complex. Mr. Cole serves as Chairman of one fund and as a Director of seven other funds in the Fund Complex. Mr. Semans serves as Chairman of five funds and as a Director of five other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each fund in the Fund Complex. Ms. Rimel serves as a director of ten funds in the Fund Complex. Mr. Vogt serves as a Director of nine funds in the Fund Complex. Ms. Lazar and Ms. Butler serve as Vice Presidents of three funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and as Vice President of each of the other funds in the Fund Complex. Mr. Liotta serves as Vice President, Mr. Finelli serves as Treasurer, Mr. Stoken serves as Secretary and Ms. Collidge serves as Assistant Secretary, respectively, for each of the funds in the Fund Complex.

            Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, the Distributor in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

            Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisor, the Distributors or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his services as director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (a "Non-Interested Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. for which he serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 1996, Non-Interested Directors' fees attributable to the assets of the Fund totalled $16,709. The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended October 31, 1996.


                                                             COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------
                                                           Pension or                   Total Compensation From
                             Aggregate Compensation        Retirement                   the Fund and Fund Complex
                             From the Fund for the         Benefits Accrued             Payable to Directors
Name of Person,              Fiscal Year Ended             as Part of Fund              for the Fiscal Year Ended
Position                     October 31, 1996              Expenses                     October 31, 1996
---------------------------------------------------------------------------------------------------------------------
*Edward S. Hyman                      $0                           $0                            $0
  Chairman

*Richard T. Hale                      $0                           $0                            $0
  Vice Chairman

*W. James Price,                      $0                           $0                            $0
  Vice Chairman***

*Charles W. Cole, Jr.                 $0                           $0                            $0
  Director(2)

*Truman T. Semans                     $0                           $0                            $0
  Director(2)

James J. Cunnane                      $2,592(1)                      +                  $39,000 for service on 12
  Director                                                                              Boards in the Fund Complex

N. Bruce Hannay**                     $958(1)                        +                  $13,071 for service on 12
  Director                                                                              Boards in the Fund Complex

John F. Kroeger                       $3,257(1)                      +                  $49,000 for service on 12
  Director                                                                              Boards in the Fund Complex

Louis E. Levy                         $2,592(1)                      +                  $39,000 for service on 12
   Director                                                                             Boards in the Fund Complex

Eugene J. McDonald                    $2,592(1)                      +                  $39,000 for service on 12
  Director                                                                              Boards in the Fund Complex

Rebecca W. Rimel                      N/A(2)                         +                  $39,000 for service on 6
  Director(2)                                                                           Boards in the Fund Complex

Carl W. Vogt                          N/A(2)                         +                  $29,250 for service on 5
  Director(2)                                                                           Boards in the Fund Complex

Harry Woolf***                        $2,592(1)                      +                  $39,000 for service on 12
  Director                                                                              Boards in the Fund Complex

------------
* Denotes an individual who is an "interested person" as defined in the Investment Company Act.
**       Retired effective January 31, 1996 and is now deceased.
***      Retired, effective December 31, 1996.
+ The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the period from January 1, 1996 through October 31, 1996 was approximately $12,337.
(1) Of the amounts payable to Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, $2,592, $741, $0, $0, $2,592 and $2,592 was
         deferred pursuant to a deferred compensation plan.
(2)      Not a Director of the Fund in the fiscal year ended October 31, 1996.



                  The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, each of whom has qualified for the Retirement Plan by serving thirteen and fourteen years, respectively, and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another participant, who retired on January 31, 1996 and died on June 2, 1996, was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the fiscal year ended October 31, 1996. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

                  Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1996 are as follows: for Mr. Cunnane, 2 years; for Mr. Kroeger, 14 years; for Mr. Levy, 2 years; for Mr. McDonald, 4 years; for Ms. Rimel, 1 year and for Mr. Vogt, 1 year.


Years of Service   Estimated Annual Benefits Payable By Fund Complex Upon
                   Retirement

                       Chairman of Audit Committee     Other Participants
                       ---------------------------     ------------------
6 years                           $4,900                      $3,900
7 years                           $9,800                      $7,800
8 years                          $14,700                     $11,700
9 years                          $19,600                     $15,600
10 years or more                 $24,500                     $19,500

                  Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select various Flag Investors and Alex. Brown Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

                  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisor and the Distributors. As described below, the Code of Ethics imposes additional restrictions on the Advisor's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

                  The Code of Ethics requires that covered employees of the Advisor, certain directors or officers of the Distributors, and all Fund Directors who are "interested persons", preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Officers, directors and employees of the Advisor and the Distributors may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.

6.   INVESTMENT ADVISORY AND OTHER SERVICES

                  International Strategy and Investment Inc. ("ISI" or the "Advisor") serves as the Fund's investment advisor pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Advisory Agreement"). ISI is a registered investment advisor that was formed in January, 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. ISI is also investment advisor to Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc.

                  The Advisor (a) formulates and implements continuing programs for the purchases and sales of securities, (b) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (c) provides the Fund's Board of Directors with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (d) obtains and evaluates pertinent information about economic, statistical and financial information pertinent to the Fund, (e) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by the Advisor will at all times be subject to policies and control of the Fund's Board of Directors. The Advisor will not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

                  Pursuant to the terms of the Advisory Agreement, as compensation for its services, the Advisor receives an annual fee, paid monthly, of a percentage of the average daily net assets of the Fund which varies as follows:

                                                          Incremental
                                                         Advisory Fee
                                                      (as a percentage of
        Average Daily Net Assets                   Average Daily Net Assets)
        ------------------------                   ------------------------

Less than $100,000,000                                        .20%
$100,000,000 - $200,000,000                                   .18%
$200,000,001 - $300,000,000                                   .16%
$300,000,001 - $500,000,000                                   .14%
$500,000,001 and over                                         .12%

                  In addition, the Fund pays the Advisor 1.5% of the Fund's gross income.


                  The Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. Because purchases and sales of securities by the Fund will usually be principal transactions, the Fund will incur little, if any, brokerage commission expense. The Advisor's primary consideration in effecting securities transactions will be to obtain best price and execution. To the extent that the execution and prices of more than one dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical research or other information or services that may benefit the Fund's investment program.

                  The Investment Advisory Agreement will continue in effect from year to year after its initial two year term if such continuance is specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares and (b) by the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement was most recently approved by the Fund's Board of Directors in the foregoing manner on October 1, 1996. The Fund or the Advisor may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment. For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, the Fund paid fees to ISI of $953,088, $999,452 and $1,056,633, respectively.

7.   ADMINISTRATION

                  Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, provides administration services to the Fund. Such services include: monitoring the Fund's regulatory compliance, supervising all aspects of the Fund's service providers, arranging, but not paying for, the printing and mailing of prospectuses, proxy materials and shareholder reports, preparing and filing all documents required by the securities laws of any state in which the Shares are sold, establishing the Fund's budgets, monitoring the Fund's distribution plans, preparing the Fund's financial information and shareholder reports, calculating dividend and distribution payments and arranging for the preparation of state and federal tax returns.

                  The Fund compensates ICC by paying it a percentage of the Fund's average daily net assets which varies as follows:

                                                           Incremental
                                                       Administration Fee
                                                      (as a percentage of
         Average Daily Net Assets                   Average Daily Net Assets)
         ------------------------                   ------------------------

Less than $100,000,000                                       .10%
$100,000,000 - $200,000,000                                  .09%
$200,000,001 - $300,000,000                                  .08%
$300,000,001 - $500,000,000                                  .07%
$500,000,001 and over                                        .06%

                  In addition, the Fund pays ICC .50% of the Fund's annual gross income.

                  The services of ICC to the Fund are not exclusive and ICC is free to render similar services to others. For the fiscal year ended October 31, 1996, October 31, 1995 and for the period from January 1, 1994 through October 31, 1994, ICC received administration fees of $419,655, $438,267 and $386,768. Prior to January 1, 1994, Alex. Brown served as the Fund's administrator. For the period from November 1, 1993 through December 31, 1993, Alex. Brown received an administration fee from the Fund of $82,018.

                  ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services".) ICC is a wholly-owned subsidiary of Alex. Brown Financial Corporation, an indirect subsidiary of Alex. Brown Incorporated, and an affiliate of Armata Financial Corp.

8.   DISTRIBUTION OF FUND SHARES

                  The Distribution Agreements provide that Alex. Brown & Sons Incorporated ("Alex. Brown") (in the case of the Flag Investors Shares) or Armata Financial Corp. ("Armata") (in the case of the ISI Shares) has (collectively, the "Distributors") the exclusive right to distribute the related class of Shares either directly or through other broker-dealers. Armata, a Maryland corporation, is a broker-dealer that was formed in 1983 and is an affiliate of ICC and Alex. Brown.

                  The Distribution Agreements further provide that Alex. Brown or Armata on behalf of the relevant class, will: solicit and receive orders for the purchase of Shares; accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1; maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors; and take all actions deemed necessary to carry into effect the distribution of the Shares. Alex. Brown and Armata have not undertaken to sell any specific number of Shares. The Distribution Agreements further provide that, in connection with the distribution of Shares, Alex. Brown or Armata will be responsible for all of their respective promotional expenses. The services by Alex. Brown and Armata to the Fund are not exclusive, and Alex. Brown and Armata shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or Armata or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                  As compensation for providing distribution and related administrative services as described above, the Fund will pay Alex. Brown for the Flag Investors Class A Shares and Armata for the ISI Shares, on a monthly basis, an annual fee, equal to .25% of the average daily net assets of the respective class of Shares. Alex. Brown and Armata expect to allocate on a proportional basis a substantial portion of their respective annual fees to their investment representatives or up to all of their fees to broker-dealers who enter into Sub-Distribution Agreements with Alex. Brown or Armata ("Participating Dealers") under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund. For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, Alex. Brown (for services performed as distributor for the Flag Investors Class A Shares) received from the Fund aggregate 12b-1 fees in the amount of $382,235, $411,117 and $485,928, respectively. For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, Armata (for services performed as distributor for the ISI Shares) received from the Fund aggregate 12b-1 fees of $495,975, $501,139 and $544,678, respectively.

                  As compensation for providing distribution and related administrative services for the Flag Investors Class B Shares, as described above, the Fund will pay Alex. Brown, on a monthly basis, an annual fee equal to
 .35% of the Flag Investors Class B Shares' average daily net assets. Alex. Brown expects to retain the entire amount of the distribution fee as reimbursement for front-end payments to its investment representatives and to Participating Dealers. For the period from June 20, 1996 (commencement of operations of Flag Investors Class B Shares) through October 31, 1996, such fees totalled $73.

                  In addition, with respect to the Flag Investors Class B Shares, the Fund will pay Alex. Brown a shareholder servicing fee at an annual rate of .25% of the average daily net assets of the Flag Investors Class B Shares. (See the Prospectus.) Alex. Brown expects to allocate most of its shareholder servicing fee to its investment representatives or to Participating Dealers. For the period from June 20, 1996 through October 31, 1996, such fees totalled $30.

                  For the period from November 9, 1992 through February 27, 1994, Alex. Brown was also distributor for the Flag Investors Class D Shares pursuant to the Plan of Distribution in effect for such class. For distribution services for such shares for the period from November 1, 1993 through October 20, 1994, Alex. Brown received from the Fund aggregate 12b-1 fees of $9,735.

                  Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for each of its classes of Shares (the "Plans"). Under the Plans, the Fund pays a fee to Alex. Brown or Armata for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and Alex. Brown and Armata are authorized to make payments out of their fees to their investment representatives and to Participating Dealers.

                  Each of the Distribution Agreements has an initial term of two years. The Distribution Agreements and the Plans will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Non-Interested Directors, by votes cast in person at a meeting called for such purpose. The Flag Investors Class A and ISI Distribution Agreements, forms of Sub-Distribution Agreements and the related Plans were most recently approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors on October 1, 1996. The Class B Distribution Agreement, including the Flag Investors Class B Plan and Form of Sub-Distribution Agreement, was approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors, on March 18, 1996. The Flag Investors Class B Plan was most recently approved by the Board of Directors on October 1, 1996.

                  In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreements without the approval of the shareholders of the respective classes of the Fund. The Plans may be terminated at any time, and the Distribution Agreements may be terminated at any time upon 60 days' notice, without penalty, by a vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Shares. Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Distribution Agreements and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

                  During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to Alex. Brown or Armata pursuant to the Distribution Agreements, to Participating Dealers pursuant to Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Non-Interested Directors then in office.

                  In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown and Armata will allocate a portion of their respective distribution fees as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations from various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the applicable Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule.

                  Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown or Armata, as appropriate, with respect to shares held by or on behalf of customers of such entities. Payments under the Plans are made as described above regardless of the distributor's actual cost of providing distribution services and may be used to pay such distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Class A Shares or the ISI Shares is less than .25% of such Shares' average daily net assets for any period or in connection with the sale of the Flag Investors Class B Shares is less than .35% of the Flag Investors Class B Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the distributor. The Plans do not provide for any charges to the Fund for excess amounts expended by the distributor and, if a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the related Distribution Agreement terminates. In return for payments received pursuant to the Plans in the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, respectively, Alex. Brown and Armata, as appropriate, paid the distribution-related expenses of the Fund including one or more of the following:

advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

                  For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, Alex. Brown received sales commissions on the Flag Investors Class A Shares of $113,136, $209,203 and $310,376 and from such amounts retained $83,059, $177,202 and $281,454 in each such year, respectively. For the period from June 20, 1996 through October 31, 1996, Alex. Brown received contingent deferred sales loads on the Flag Investors Class B Shares of $1,420 and retained all of such amount. For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, Armata received sales commissions on the ISI Class Shares of $360,356, $635,954 and $426,023 and from such amounts retained $53,175, $53,363 and $57,564 in each such year, respectively.

                  Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Non-Interested Directors and Non-Interested members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by Alex. Brown, ICC or Armata.


9.   PORTFOLIO TRANSACTIONS

                  The Advisor is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to broker-dealers serving as market makers usually includes a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter.

                  The Advisor's primary consideration in effecting security transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which the Advisor deems to be beneficial to the Fund's investment program. Such research services supplement the Advisor's own research. Research services may include the following: statistical and background information on the U.S. economy, industry groups and individual companies; forecasts and interpretations with respect to the U.S. money markets; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; the providing of equipment used to communicate research information; and the providing of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund. Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Advisor's investment advice.

                  For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, no brokerage commissions were paid by the Fund.

                  The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company
Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 1996, the Fund held a 5.45% repurchase agreement issued by Goldman Sachs & Co. valued at $3,955,000. Goldman Sachs & Co. is one of the Fund's "regular brokers or dealers."

  CAPITAL SHARES

                  Under the Fund's Articles of Incorporation, the Fund may issue up to 100 million Shares of its capital stock with a par value of $.001 per Share.

                  The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of Shares: Flag Investors Total Return U.S. Treasury Fund Class A Shares (formerly known as the Flag Investors Total Return U.S. Treasury Fund Shares), Flag Investors Total Return U.S. Treasury Fund Class B Shares, Flag Investors Total Return U.S. Treasury Fund Class D Shares and ISI Total Return U.S. Treasury Fund Shares. The Flag Investors Total Return U.S. Treasury Fund Class D Shares are no longer being offered. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

                  Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

                  The Fund's By-laws provide that any director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

                  There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

                  As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

11. SEMI-ANNUAL REPORTS

                  The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.


12. CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

                  PNC Bank, National Association ("PNC Bank"), Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, a subsidiary of PNC Bank Corp., has been retained to act as custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080 for the Flag Investors Shares and (800) 882-8585 for the ISI Shares) has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for these services, ICC receives up to $15.17 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended October 31, 1996, such fees totalled $230,210.

                  ICC also provides accounting services to the Fund. As compensation for these services, ICC is entitled to receive an annual fee, calculated daily and paid monthly, as shown below.


      Average Net Assets                      Incremental Annual Accounting Fee
      ------------------                      ---------------------------------

$         0           -    $   10,000,000              $13,000(fixed fee)
$ 10,000,000          -    $   20,000,000                  .100%
$ 20,000,000          -    $   30,000,000                  .080%
$ 30,000,000          -    $   40,000,000                  .060%
$ 40,000,000          -    $   50,000,000                  .050%
$ 50,000,000          -    $   60,000,000                  .040%
$ 60,000,000          -    $   70,000,000                  .030%
$ 70,000,000          -    $  100,000,000                  .020%
$100,000,000          -    $  500,000,000                  .015%
$500,000,000          -    $1,000,000,000                  .005%
over $1,000,000,000                                        .001%

                  In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services: express delivery service, independent pricing and storage. As compensation for providing accounting services for the fiscal year ended October 31, 1996, ICC received fees of $92,694.

                  ICC also serves as the Fund's administrator.

13. INDEPENDENT AUDITORS

                  The annual financial statements of the Fund are audited by the Fund's independent auditors, Deloitte & Touche LLP. Deloitte & Touche LLP has offices at 2 Hilton Court, P.O. Box 319, Parsippany, New Jersey 07054.


14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                  To Fund management's knowledge, no persons owned beneficially 5% or more of the Fund's outstanding Shares, as of January 31, 1997.

                  As of such date, to Fund management's knowledge, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares of either class.


15. PERFORMANCE AND YIELD COMPUTATIONS

                  For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance generally will be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculation

                  The total return quotations, under the rules of the SEC, must be calculated according to the following formula:
               n
      P (1 + T)  = ERV

    Where:  P =   a hypothetical initial payment of $1,000

      T =         average annual total return

      n =         number of years (1, 5 or 10)

                  ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof)of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

                  Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a series) commenced operations (provided such date is subsequent to the date the registration statement became effective). In calculating the ending redeemable value for the Flag Investors Class A Shares and the ISI Shares, the maximum sales load (4.50% and 4.45%, respectively) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. In calculating performance for the Flag Investors Class B Shares, the applicable contingent deferred sales charge (2.0% for the one year period, 1.0% for the five-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

                  The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

                  For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  Calculated according to SEC rules for the one year period ended September 30, 1996, the ending redeemable value of a hypothetical $1,000 payment for each of the Flag Investors Class A Shares and the ISI Shares was $979 and $979, respectively, resulting in a total return for such Shares equal to (2.10)% and (2.05)%, respectively. For the five year period ended September 30, 1996, the ending redeemable value of a hypothetical $1,000 payment for each of the Flag Investors Class A Shares and the ISI Shares was $1,364 and $1,365, respectively, resulting in a total return for such Shares equal to 6.40% and 6.41%, respectively. For the period from August 10, 1988 (commencement of operations) through the end of the Fund's most recent calendar quarter on September 30, 1996, the ending redeemable value of a hypothetical $1,000 payment for each of the Flag Investors Class A Shares and the ISI Shares was $1,840 and $1,841, respectively, resulting in an average annual total return for such Shares equal to 7.78% and 7.79%, respectively.

                  Calculated according to SEC rules for the period from June 20, 1996 (commencement of operations of Flag Investors Class B Shares) through the end of the Fund's most recent calendar quarter on September 30, 1996, the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Class B Shares was $992, resulting in an aggregate total return for such Shares equal to (0.78)%.

                  Calculated according to the alternative computation which assumes no sales charges and reinvestment of all distributions, for the one year period ended October 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in the Flag Investors Class A Shares or ISI Shares was $10,344, resulting in a total return for such Shares equal to 3.44%. For the five year period ended October 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Class A Shares or ISI Shares was $14,647, resulting in a total return for such Shares equal to 7.93%. For the period from August 10, 1988 (commencement of operations) through the end of the Fund's most recent fiscal year on October 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in the Flag Investors Class A Shares or ISI Shares was $19,989 resulting in an average annual total return for such Shares equal to 8.70%.

                  Calculated according to the alternative computation which assumes no sales charges and reinvestment of all distributions, for the period from June 20, 1996 (commencement of operations of Flag Investors Class B Shares) through the end of the Fund's fiscal year on October 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in the Flag Investors Class B Shares was $10,637, resulting in an aggregate total return for such Shares equal to 6.37%.

Yield Calculations

                  The yield based on the 30 day period ended October 31, 1996 was 5.20% for the Flag Investors Class A Shares, 5.20% for the ISI Shares and 5.09% for the Flag Investors Class B Shares, computed in the manner discussed below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and analyzing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's yield calculations assume a maximum sales charge of 4.50% for the Flag Investors Class A Shares and 4.45% for the ISI Shares and a maximum contingent deferred sales charge of 2.0% for the Flag Investors Class B Shares. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

                  Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

                  Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

16. FINANCIAL STATEMENTS.

                  See next page.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                         October 31, 1996

                                                        Par         Value
    Interest Rate                Maturity Date         (000)      (Note 1)
--------------------------------------------------------------------------------
 U.S. TREASURY BONDS - 76.7%
           10.000%                  5/15/10          $14,000       $ 17,250,632
           12.000%                  8/15/13           20,500         29,548,823
           11.750%                 11/15/14           36,000         52,166,268
            7.500%                 11/15/16           47,000         51,002,332
            9.000%                 11/15/18           69,750         87,765,099
            8.875%                  2/15/19           10,000         12,448,440
            8.750%                  8/15/20            7,000          8,648,283
                                                                  -------------

   Total U.S. Treasury Bonds
            (Cost $268,955,232)                                     258,829,877
                                                                  -------------

 U.S. TREASURY NOTES - 6.0%
            6.375%                  9/30/01           20,000         20,243,760
                                                                  -------------

   Total U.S. Treasury Notes
            (Cost $20,193,564)                                       20,243,760
                                                                  -------------
 ZERO COUPON U.S. TREASURY BONDS (S.T.R.I.P.S.) - 14.6%
            5.770%*                11/15/98           55,200         49,167,358
                                                                  -------------
   Total U.S. Treasury S.T.R.I.P.S.
            (Cost $49,141,770)                                       49,167,358
                                                                  -------------

 REPURCHASE AGREEMENTS - 1.2%
   Goldman Sachs & Co., 5.45%
      Dated 10/31/96, to be repurchased on 11/1/96, collateralized by U.S.
        Treasury Bonds with a market value of $4,035,255.
            (Cost $3,955,000)                          3,955          3,955,000
                                                                  -------------

Total Investments in Securities - 98.5%
   (Cost $342,245,566)**                                            332,195,995
                                                                  -------------
Other Assets in Excess of Liabilities, Net  - 1.5%                    5,204,312
                                                                  -------------

Net Assets - 100.0%                                                $337,400,307
                                                                  =============

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

                                                                         Value
                                                                        (Note 1)
--------------------------------------------------------------------------------
   Net Asset Value and Redemption Price Per:
      Flag Investors Class A Share
        ($143,791,212 / 14,628,079 shares outstanding)                  $ 9.83
                                                                        ======
      Flag Investors Class B Share
        ($123,086 / 12,494 shares outstanding)                          $ 9.85
                                                                        ======
      ISI Class Share
        ($193,486,009 / 19,676,205 shares outstanding)                  $ 9.83
                                                                        ======
   Maximum Offering Price Per:
      Flag Investors Class A Share
        ($9.83 / .955)                                                  $10.29
                                                                        ======
      Flag Investors Class B Share                                      $ 9.85
                                                                        ======
      ISI Class Share
        ($9.83 / .9555)                                                 $10.29
                                                                        ======
-----------------
 *Yield as of October 31, 1996.
**Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------


Statement of Operations

                                                              For the Year Ended
                                                                  October 31,
                                                                     1996
Investment Income (Note 1):
   Interest                                                         $22,809,288

Expenses:
   Investment advisory fee (Note 2)                                     953,088
   Distribution fee (Note 2)                                            878,283
   Administration fee (Note 2)                                          419,655
   Transfer agent fee (Note 2)                                          230,210
   Accounting fee (Note 2)                                               92,694
   Printing and postage                                                  69,069
   Legal                                                                 41,257
   Custodian fee                                                         37,605
   Registration fees                                                     35,190
   Audit                                                                 27,065
   Miscellaneous                                                         25,790
   Directors' fees                                                       23,577
   Insurance                                                             11,763
                                                                    -----------
            Total expenses                                            2,845,246
                                                                    -----------
Net investment income                                                19,964,042
                                                                    -----------
Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                       3,072,425
   Change in unrealized appreciation or depreciation of investments (11,517,095)
                                                                    -----------
   Net loss on investments                                           (8,444,670)
                                                                    -----------
Net increase in net assets resulting from operations                $11,519,372
                                                                    ===========

                       See Notes to Financial Statements.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                 For the Year Ended October 31,
-------------------------------------------------------------------------------
                                                      1996            1995
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                          $ 19,964,042    $ 21,682,495
   Net gain from security transactions               3,072,425       2,796,088
   Change in unrealized appreciation or
     depreciation on investments                   (11,517,095)     36,191,069
                                                  ------------    ------------
   Net increase in net assets
     resulting from operations                      11,519,372      60,669,652
                                                  ------------    ------------
Dividends to Shareholders from:
   Net investment income:
       Flag Investors Class A Shares                (8,687,010)     (9,785,285)
       Flag Investors Class B Shares                      (664)             --
       ISI Class Shares                            (11,276,368)    (11,897,210)
   Distributions in excess of net investment
       income:
       Flag Investors Class A Shares                  (561,610)             --
       Flag Investors Class B Shares                        (8)             --
       ISI Class Shares                               (723,712)             --
   Net realized short-term gains:
       Flag Investors Class A Shares                (1,451,089)     (1,162,209)
       Flag Investors Class B Shares                       (21)             --
       ISI Class Shares                             (1,869,945)     (1,385,249)
                                                  ------------    ------------
       Total distributions                         (24,570,427)    (24,229,953)
                                                  ------------    ------------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                     29,511,549      31,613,586
   Value of shares issued in
     reinvestment of dividends                      14,241,221      15,133,836
   Cost of shares repurchased                      (64,122,099)    (87,824,419)
                                                  ------------    ------------
   Decrease in net assets derived
     from capital share transactions               (20,369,329)    (41,076,997)
                                                  ------------    ------------
   Total decrease in net assets                    (33,420,384)     (4,637,298)

Net Assets:
   Beginning of year                               370,820,691     375,457,989
                                                  ------------    ------------
   End of year                                    $337,400,307    $370,820,691
                                                  ============    ============

                       See Notes to Financial Statements.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights--Flag Investors Class A and ISI Class Shares (For a share outstanding throughout each year)


                                                          For the Year Ended
                                                             October 31,
                                                                 1996
Per Share Operating Performance:
   Net asset value at beginning of year                        $ 10.19
                                                               -------
Income from Investment Operations:
   Net investment income                                          0.56
   Net realized and unrealized gain/(loss) on investments        (0.23)
                                                               -------
   Total from Investment Operations                               0.33
                                                               =======
Less Distributions:
   Dividends from net investment income
     and short-term gains                                        (0.65)
   Distributions in excess of net investment income              (0.04)
   Distributions from net realized long-term gains                  --
                                                               -------
   Total distributions                                           (0.69)
                                                               -------
   Net asset value at end of year                               $ 9.83
                                                               =======
Total Return(1)                                                   3.44%
Ratios to Average Daily Net Assets:
   Expenses                                                       0.81%
   Net investment income                                          5.69%
Supplemental Data:
   Net assets at end of year (000):
     Flag Investors Class A Shares                            $143,791
     ISI Class Shares                                         $193,486
   Portfolio turnover rate                                         199%
-------------
(1) Total return excludes the effect of sales charge.
(2) Distributions to shareholders include $.05 per share return of capital.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

                         For the Year Ended October 31,
--------------------------------------------------------------------------------
        1995              1994               1993               1992

    $   9.22           $  11.35           $  10.47           $  10.41
    --------           --------           --------           --------

        0.57               0.51               0.62               0.76
        1.04              (1.16)              1.12               0.05
    --------           --------           --------           --------
        1.61              (0.65)              1.74               0.81
    ========           ========           ========           ========

       (0.64)             (1.20)             (0.79)             (0.70)
          --                 --                 --                 --
          --              (0.28)             (0.07)             (0.05)
    --------           --------           --------           --------
       (0.64)             (1.48)(2)          (0.86)             (0.75)
    --------           --------           --------           --------
    $  10.19           $   9.22           $  11.35           $  10.47
    ========           ========           ========           ========
       18.09%             (6.22)%            17.33%              8.96%

        0.80%              0.77%              0.77%              0.77%
        5.94%              4.98%              5.21%              5.65%


    $164,206           $175,149           $224,790           $250,210
    $206,615           $200,309           $232,103           $207,518
         194%                68%               249%               191%

                       See Notes to Financial Statements.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------


Financial Highlights--Flag Investors Class B Shares
(For a share outstanding throughout the period)
                                                 For the Period June 20, 1996(1)
                                                    through October 31, 1996
--------------------------------------------------------------------------------
Per Share Operating Performance:
   Net asset value at beginning of period                     $10.00
                                                              ------
Income from Investment Operations:
   Net investment income                                        0.22
   Net realized and unrealized loss on investments             (0.15)
                                                              ------
   Total from Investment Operations                             0.07
                                                              ======
Less Distributions:
   Dividends from net investment income
     and short-term gains                                      (0.22)
                                                              ------
   Net asset value at end of period                           $ 9.85
                                                              ======
Total Return(2)                                                 6.37%
Ratios to Average Daily Net Assets:
   Expenses                                                     1.40%(3)
   Net investment income                                        5.45%(3)
Supplemental Data:
   Net assets at end of period (000)                           $ 123
   Portfolio turnover rate                                       199%(3)
------------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.

                       See Notes to Financial Statements.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Total Return U.S. Treasury Fund, Inc. (the "Fund") was organized as a Maryland Corporation on June 3, 1988 and commenced operations on August 10, 1988, consisting of ISI Total Return U.S. Treasury Fund Shares ("ISI Class") and Flag Investors Total Return U.S. Treasury Fund Class A Shares ("Flag Investors Class A"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Flag Investors Class A and the ISI Class Shares each have a different sales charge. On June 20, 1996, the Fund began offering Flag Investors Total Return U.S. Treasury Fund Class B Shares ("Flag Investors Class B"), which are not subject to a front-end sales charge but have a contingent deferred sales charge.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

     A. Security Valuation--Portfolio securities that are listed on a national securities exchange are valued on the basis of their last sale price as provided by an independent pricing source or, in the absence of recorded sales, at the average of readily available closing bid and asked prices. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market.

     B. Repurchase Agreements--The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreement is conditioned upon the collateral being deposited under the Federal Reserve book-entry system.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 1--concluded

     C. Federal Income Taxes -- No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains.

     D. Other -- Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis and includes, when applicable, the pro rata amortization of premiums and accretion of discounts.

     E. Dividends and Distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due to differing tax treatments of dividends declared.


NOTE 2--Investment Advisory Fee, Transactions with Affiliates and Other Fees

     International Strategy & Investment Inc. ("ISI") serves as the Fund's investment advisor and Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., serves as the Fund's administrator. As compensation for its advisory services, ISI receives an annual fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: .20% of the first $100 million, .18% of the next $100 million, .16% of the next $100 million, .14% of the next $200 million and .12% of that portion in excess of $500 million. In addition, the Fund pays the investment advisor 1.5% of the Fund's gross income.

     As compensation for its administrative services, ICC receives an annual fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: .10% of the first $100 million,
 .09% of the next $100 million, .08% of the next $100 million, .07% of the next $200 million and .06% of that portion in excess of $500 million. In addition, the Fund pays the administrator .50% of the Fund's gross income.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

NOTE 2--concluded

     As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, based on the Fund's average daily net assets. ICC received $92,694 for accounting services for the year ended October 31, 1996.

     As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $230,210 for transfer agent services for the year ended October 31, 1996.

     As compensation for providing distribution services, Armata Financial Corp., an affiliate of Alex. Brown &Sons Incorporated ("Alex. Brown"), receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to .25% of the average daily net assets of the ISI Class Shares. Alex. Brown receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of .25% of the average daily net assets of the Flag Investors Class A Shares and .35% of the average daily net assets of the Flag Investors Class B Shares plus an additional .25% shareholder servicing fee. For the year ended October 31, 1996, distribution fees aggregated $878,283, of which $495,975, $382,235 and $73 were allocated to the ISI Class, Flag Investors Class A Shares and Flag Investors Class B Shares, respectively.

     The fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1996 through October 31, 1996 was approximately $12,337, and the accrued liability was approximately $49,608.

NOTE 3--Capital Share Transactions

     At October 31, 1996, there were 100 million shares of $.001 par value common stock authorized (44 million Flag Investors Class A, 44 million ISI Class, 5 million Flag Investors Class B, 500,000 Flag Investors Class D and 6.5 million undesignated). Transactions in shares of the Fund are listed on the following pages.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 3--continued



                                                      Flag Investors Class A Shares
                                                      --------------------------------
                                                         For the             For the
                                                       Year Ended          Year Ended
                                                      Oct. 31, 1996       Oct. 31, 1995
                                                      -------------       -------------
Shares sold                                                 914,108             726,425
Shares issued to shareholders on
   reinvestment of dividends                                580,880             653,526
Shares redeemed                                          (2,986,509)         (4,262,626)
                                                       ------------        ------------
Net decrease in shares outstanding                       (1,491,521)         (2,882,675)
                                                       ============        ============
Proceeds from sale of shares                           $  8,996,345        $  7,023,050
Value of reinvested dividends                             5,722,783           6,240,023
Cost of shares redeemed                                 (29,396,253)        (40,514,349)
                                                       ------------        ------------
Net decrease from capital share
   transactions                                        $(14,677,125)       $(27,251,276)
                                                       ============        ============


                                                        Flag Investors Class B Shares
                                                        ------------------------------
                                                               For the Period
                                                           June 20, 1996* through
                                                              October 31, 1996
                                                        ------------------------------
Shares sold                                                          12,460
Shares issued to shareholders on
   reinvestment of dividends                                             34
Shares redeemed                                                          --
                                                                   --------
Net increase in shares outstanding                                   12,494
                                                                   ========
Proceeds from sale of shares                                       $121,164
Value of reinvested dividends                                           322
Cost of shares redeemed                                                  --
                                                                   --------
Net increase from capital share
   transactions                                                    $121,486
                                                                   ========

-----------
*Commencement of operations.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

NOTE 3--concluded

                                                             ISI Class Shares
                                                      ---------------------------------
                                                        For the              For the
                                                       Year Ended          Year Ended
                                                      Oct. 31, 1996       Oct. 31, 1995
                                                      -------------       -------------
Shares sold                                               2,043,599           2,579,624
Shares issued to shareholders on
   reinvestment of dividends                                865,140             929,740
Shares redeemed                                          (3,510,096)         (4,961,123)
                                                       ------------        ------------
Net decrease in shares outstanding                         (601,357)         (1,451,759)
                                                       ============        ============
Proceeds from sale of shares                           $ 20,394,040        $ 24,590,536
Value of reinvested dividends                             8,518,116           8,893,813
Cost of shares redeemed                                 (34,725,846)        (47,310,070)
                                                       ------------        ------------
Net decrease from capital share
  transactions                                         $ (5,813,690)       $(13,825,721)
                                                       ============        ============

NOTE 4--Investment Transactions

     Purchases and sales of investment securities, other than short-term obligations, aggregated $648,212,760 and $650,041,643, respectively, for the year ended October 31, 1996.

     At October 31, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost was $75,783 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value was $10,125,354.

NOTE 5--Net Assets

     At October 31, 1996, net assets consisted of:

Paid-in capital:
   Flag Investors Class A Shares                                $146,851,212
   Flag Investors Class B Shares                                     121,486
   ISI Class Shares                                              201,762,510
Distributions in excess of net investment income                  (1,285,330)
Unrealized depreciation of investments                           (10,049,571)
                                                                ------------
                                                                $337,400,307
                                                                ============

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 6--Tax Information (Unaudited)

     None of the ordinary income distributions paid monthly by the Fund during the fiscal year ended October 31, 1996, qualify for the dividends received deduction for corporations. Additionally, the Fund paid a long-term capital gains distribution of $.022787 per share October 4, 1996, to shareholders of record September 30, 1996.

     The law varies in each state as to whether dividend income attributable to federal obligations, and what percentage, is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

     Listed below are the percentages of the Fund's total assets invested in federal obligations as of the end of each quarter for the fiscal year.

Quarter Ended                                 Percentage of Federal Obligations*
-------------                                 ----------------------------------
January 31, 1996                                          95.18%
April 30, 1996                                            89.05%
July 31, 1996                                             92.94%
October 31, 1996                                          96.31%

---------------
*For purposes of this calculation, federal obligations include U.S. Treasury Notes, U. S. Treasury Bills and U.S. Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home LoanBanks and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.


     Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 1996, 86.14% was attributable to federal obligations. In calculating this percentage, Fund expenses have been allocated on a pro rata basis.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders
Total Return U.S. Treasury Fund, Inc.:

     We have audited the statement of net assets of the Total Return U.S.Treasury Fund, Inc. as of October 31, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Total Return U.S. Treasury Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Parsippany, New Jersey
November 22, 1996